UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under §240.14a-12

Eco-Stim Energy Solutions, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per share price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

ECO-STIM ENERGY SOLUTIONS, INC.
2930 W. Sam Houston Pkwy N., Suite 275,
Houston, Texas 77043

, 2018

To the Stockholders of Eco-Stim Energy Solutions, Inc. (the “Company”):

Notice is hereby given that the Eco-Stim Energy Solutions, Inc. 2018 annual meeting of stockholders (the “Annual Meeting”) will be held on June ___, 2018 at 9:00 AM Central Time, at Vinson & Elkins L.L.P., 1001 Fannin St., Suite 2500, Houston, Texas 77002. The Annual Meeting is being held for the following purposes:

1.	To elect the seven (7) director nominees named in this Proxy Statement to serve until the next annual meeting of stockholders and the election and qualification of their respective successors;

2.	To approve, on a non-binding advisory basis, the Company’s named executive officers’ compensation;

3.	To ratify the appointment of Whitley Penn LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018;

4.	To approve the Third Amendment (the “Third Amendment”) to the Eco-Stim Energy Solutions, Inc. 2015 Stock Incentive Plan (as amended from time to time, the “Plan”) to: (a) increase the number of shares of Common Stock authorized for issuance thereunder; (b) increase the limitations associated with awards that may be granted to non-employee directors during any single calendar year from $500,000 (measured in terms of aggregate grant date fair value), or $600,000 in the first year an individual becomes a non-employee director, to $1.2 million with respect to any non-employee director that serves as the Chairman of the Board during the applicable year; and (c) make such other minor revisions as deemed necessary or appropriate;

5.	To ratify and approve the Company’s issuance of (a) up to 15,000 shares of Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred”), pursuant to the Securities Purchase Agreement entered into by and among the Company and four private investment funds under management by Fir Tree Partners on March 29, 2018, (b) such number of additional shares of Series A Preferred as the Company may elect to issue in satisfaction of the preferred dividend payable on the outstanding shares of Series A Preferred in accordance with the terms and conditions of the Certificate of Designation of Preferences, Rights and Limitations of the Series A Convertible Preferred Stock of the Company filed with the Nevada Secretary of State on March 29, 2018 (the “PIK Shares”), and (c) such number of shares of Common Stock into which such shares of Series A Preferred (including any PIK Shares) may from time to time be convertible pursuant to the Certificate of Designation, in each case, as required by and in accordance with the applicable rules of NASDAQ, which proposal we collectively refer to as the “Series A Preferred Issuance Proposal”;

6.	To approve the issuance of up to 22,500,000 shares of Common Stock or securities convertible into up to 22,500,000 shares of Common Stock as the Board may approve at any time, and from time to time, within six months of the date of the Annual Meeting, as required by and in accordance with the applicable rules of NASDAQ (the “Future Share Issuance Proposal”);

7.	To approve (a) a reverse stock split that will reduce the number of shares of outstanding Common Stock of the Company at a ratio of one-for-four (1:4) (the “Reverse Stock Split Proposal”) to be effected at the discretion of the Board (with the Board reserving the right not to effect the reverse stock split) and (b) a reduction of the number of authorized shares of Common Stock by a corresponding proportion; and

8.	To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

These proposals are described in the accompanying proxy materials. You will be able to vote at the Annual Meeting only if you were a stockholder of record at the close of business on May 9, 2018, the Record Date for the Annual Meeting.

Your vote is very important. We would like you to attend the Annual Meeting. However, whether or not you plan to attend the Annual Meeting, it is important for your shares to be represented at the Annual Meeting. We urge you to promptly vote by Internet, by telephone, or by submitting your marked, signed and dated proxy card. You will retain the right to revoke your proxy at any time before the vote at the Annual Meeting or to vote personally if you attend the Annual Meeting. Voting by Internet, by telephone or by submitting a proxy card will not prevent you from attending the Annual Meeting and voting in person. Please note, however, that if you hold your shares through a broker or other nominee and you wish to vote in person at the Annual Meeting, you must obtain from your broker or other nominee a proxy issued in your name.

Beginning on            , 2018, we intend to commence mailing this Proxy Statement, the Notice of 2018 Annual Meeting of Stockholders, the accompanying proxy card and our Annual Report on Form 10-K for the year ended December 31, 2017 to all stockholders entitled to notice and to vote at the Annual Meeting.

By Order of the Board of Directors,

/s/ Jon Christopher Boswell
Jon Christopher Boswell
President and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE , 2018

This Notice of Annual Meeting, a copy of this Proxy Statement, the form of proxy and our Annual Report on Form 10-K for the year ended December 31, 2017, are available on our website free of charge at www.ecostim-es.com in the “SEC Filings” subsection of the “Investors” section.

YOUR VOTE IS IMPORTANT

Your vote is important. We urge you to review the accompanying Proxy Statement carefully and to submit your proxy as soon as possible so that your shares will be represented at the meeting.

i

ii

ECO-STIM ENERGY SOLUTIONS, INC.
2930 W. Sam Houston Pkwy N., Suite 275,
Houston, Texas 77043

PROXY STATEMENT
2018 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Eco-Stim Energy Solutions, Inc. for use at the Annual Meeting. In this Proxy Statement, references to “EcoStim,” “Eco-Stim,” the “Company,” “we,” “us,” “our” and similar expressions refer to Eco-Stim Energy Solutions, Inc., unless the context of a particular reference provides otherwise. The Board requests your proxy for the Annual Meeting that will be held on June ___, 2018 at 9:00 AM Central Time, at Vinson & Elkins L.L.P., 1001 Fannin St., Suite 2500, Houston, Texas 77002. By granting a proxy, you authorize the persons named in the proxy to represent you and vote your shares at the Annual Meeting or any adjournment or postponement thereof.

If you are a record holder and you attend the Annual Meeting, you may vote in person. If you are not present at the Annual Meeting, your shares may be voted only by a person to whom you have given a proper proxy.

Note that if you hold your shares through a broker or other nominee, brokers are not permitted to vote your shares for non-discretionary matters, which include: (i) the election of directors; (ii) the advisory vote on the Company’s named executive officers’ compensation; (iii) the approval of the Third Amendment to the Plan; (iv) the approval of the Series A Preferred Issuance Proposal, (v) the approval of the Future Share Issuance Proposal; and (vi) the approval of the Reverse Stock Split Proposal, without your instructions as to how to vote. The only discretionary matter to be voted on is the ratification of the appointment of Whitley Penn LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

Delivery of Proxy Materials

Mailing Date. We intend to commence mailing this Proxy Statement, the Notice of 2018 Annual Meeting of Stockholders (the “Notice of Annual Meeting”), the accompanying proxy card, and our Annual Report on Form 10-K for the year ended December 31, 2017 to all stockholders entitled to vote at the Annual Meeting beginning on              , 2018.

Stockholders Sharing an Address. We may send a single set of proxy materials and other stockholder communications to any household at which two or more stockholders reside unless we have received contrary instructions from those stockholders. This process is called “householding.” This reduces duplicate mailings and saves printing and postage costs as well as natural resources. The proxy materials and other stockholder communications may be householded based on your prior express or implied consent. If you wish to receive a separate copy of our proxy materials for each stockholder sharing your address in the future, please contact: Eco-Stim Energy Solutions, Inc., 2930 W. Sam Houston Pkwy N., Suite 275, Houston, Texas 77043, Attn: Secretary or by calling 281-531-7200, and we will promptly deliver to you the requested material. You may also contact us in the same manner if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

If your shares are held in “street name” (that is, in the name of a bank, broker or other holder of record), you may have consented to reduce the number of copies of materials delivered to your address. In the event you wish to revoke a “householding” consent you previously provided to a broker, you must contact that broker to revoke your consent. If your household is receiving multiple copies of the proxy materials and you wish to request delivery of a single copy, you should contact your broker directly.

Internet Availability of Proxy Materials. The Notice of Annual Meeting, the Proxy Statement, the form of proxy and the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 filed with the Securities and Exchange Commission (the “SEC”) on March 19, 2018, are available free of charge at www.ecostim-es.com in the “SEC Filings” subsection under the “Investors” section.

1

Quorum and Voting

Voting Stock. The Company’s Common Stock, par value $0.001 per share (“Common Stock”), and Series A Convertible Preferred Stock, par value $0.001 per share (“Series A Preferred”), are the only outstanding classes of the Company’s securities that entitle holders to vote at meetings of the Company’s stockholders. Each share of Common Stock outstanding on the record date entitles the holder to one vote at the Annual Meeting. Each share of Series A Preferred outstanding on the record date entitles the holder to 869.5652 votes at the Annual Meeting.

Record Date. The record date for stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on May 9, 2018 (the “Record Date”). As of the Record Date, 74,873,477 shares of the Company’s Common Stock and 10,000 shares of the Company’s Series A Preferred were outstanding and entitled to be voted at the Annual Meeting.

Quorum. A quorum of stockholders is necessary to have a valid meeting of stockholders. A majority of the shares of Common Stock and Series A Preferred entitled to vote, counted together as a single class and on an as-converted to Common Stock basis, represented at the commencement of the meeting in person or by proxy, is a quorum at a stockholders’ meeting, unless or except to the extent that the presence of a larger number may be required by law. If a quorum is not present, the Annual Meeting may be postponed from time to time by the vote of a majority of the shares of Common Stock and Series A Preferred, voting together as a single class and on an as-converted to Common Stock basis, the holders of which are either present in person or represented by proxy.

Stockholder List. In accordance with the Company’s bylaws, the Company will maintain at its corporate offices in Houston, Texas and at the place of the Annual Meeting a list of the stockholders entitled to vote at the Annual Meeting. The list will be open to the inspection of any stockholder, for purposes germane to the Annual Meeting, during normal business hours for 10 business days before the Annual Meeting. The list will also to be available throughout the Annual Meeting for inspection by any stockholder present at the meeting.

Vote Required. Only stockholders of record at the close of business on May 9, 2018 have the right to vote at the Annual Meeting. The affirmative vote of a majority of the shares of Common Stock and Series A Preferred entitled to vote and then present in person or represented by proxy at the Annual Meeting with respect to the subject proposal, voting together as a single class and on as-converted to Common Stock basis, is required to approve each of Proposal One—Election of Directors; Proposal Two—Non-Binding Advisory Vote to Approve the Company’s Named Executive Officers’ Compensation; Proposal Three—Ratification of Selection of Independent Registered Public Accounting Firm; Proposal Four—Approval of the Third Amendment to the Plan; and Proposal Six—Approval of the Future Share Issuance Proposal. The affirmative vote by a majority of the shares of Common Stock entitled to vote and then present in person or represented by proxy at the Annual Meeting is required to approve Proposal Five—Approval of the Series A Preferred Issuance Proposal. The affirmative vote by a majority of the shares of Common Stock and Series A Preferred entitled to vote (regardless of whether present) at the Annual Meeting, voting together as a single class and on an as-converted to Common Stock basis, is required to approve Proposal Seven—Approval of the Reverse Stock Split Proposal. For the avoidance of doubt, pursuant to NASDAQ Listing Rule 5635(d), the shares of Series A Preferred (or shares of Common Stock issued upon conversion thereof, if any) are not entitled to vote on Proposal Five—Approval of the Series A Preferred Issuance Proposal.

The Fir Tree Partners (together with its affiliated funds, “Fir Tree”) currently holds a majority of the voting power entitled to vote at the Annual Meeting. As of the Record Date, Fir Tree held approximately 70.3% of the voting power entitled to vote at the Annual Meeting (consisting of 66.8% of the Common Stock and 100% of the Series A Preferred (which entitles the holder thereof to 8,695,652 votes at the Annual Meeting) outstanding and entitled to vote at the Annual Meeting). As of the Record Date, the directors and executive officers of the Company controlled approximately 2.1% of the voting power entitled to vote at the Annual Meeting.

2

Cumulative voting is not permitted.

Broker Non-votes and Abstentions. Brokers who hold shares in street name for customers are required to vote shares in accordance with instructions received from the beneficial owners. Applicable rules restrict when brokers who are record holders of shares may exercise discretionary authority to vote those shares in the absence of instructions from beneficial owners. Brokers are not permitted to vote on non-discretionary items such as director election, executive compensation and other significant matters absent instructions from the beneficial owner. As a result, if you do not vote your proxy and your shares are held in street name, your brokerage firm may either vote your shares on discretionary matters, such as the ratification of the appointment of our independent registered public accounting firm (Proposal Three), or leave your shares unvoted. On non-discretionary matters, if the brokerage firm has not received voting instructions from you, the brokerage firm cannot vote your shares on that proposal, which is considered a “broker non-vote.” Although any broker non-vote would be counted as present at the Annual Meeting for purposes of determining a quorum, it would be treated as not entitled to vote with respect to non-discretionary matters.

If you are a street name stockholder and you do not give voting instructions to the holder of record (i.e., your broker or bank), the holder of record will not be permitted to vote your shares with respect to Proposal One—Election of Directors; Proposal Two—Non-Binding Advisory Vote to Approve the Company’s Named Executive Officers’ Compensation; Proposal Four—Approval of the Third Amendment to the Plan; Proposal Five—Approval of the Series A Preferred Issuance Proposal; Proposal Six—Approval of the Future Share Issuance Proposal; or Proposal Seven—Approval of the Reverse Stock Split Proposal, and your shares will be considered “broker non-votes” with respect to these proposals. Although any broker non-vote would be counted as present at the Annual Meeting for purposes of determining a quorum, it would be treated as not entitled to vote with respect to each of Proposals One, Two, Four, Five and Six. For Proposal Seven, any broker non-vote will have the effect of a vote against the proposal. If you are a street name stockholder, and you do not give voting instructions, the record holder will nevertheless be entitled to vote your shares with respect to Proposal Three—Ratification of Selection of Independent Registered Public Accounting Firm.

Abstentions occur when stockholders are present at the Annual Meeting but fail to vote or voluntarily withhold their vote for any of the matters upon which the stockholders are voting. Abstentions will be included for purposes of determining whether a quorum is present at the Annual Meeting and will be treated as votes against the proposals.

Default Voting. A proxy that is properly completed and returned will be voted at the Annual Meeting in accordance with the instructions on the proxy. If you properly complete and return a proxy, but do not indicate any contrary voting instructions, your shares will be voted in accordance with the Board’s recommendations, which are as follows:

●	FOR ALL the election of the seven persons named in this Proxy Statement as the Board’s nominees for election of directors;

●	FOR the approval, on an advisory basis, of the Company’s named executive officers’ compensation;

●	FOR the ratification of the selection of Whitley Penn LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2018;

●	FOR the approval of the Third Amendment to the Plan to (i) increase the number of shares of Common Stock authorized for issuance thereunder; (ii) increase the limitations associated with awards that may be granted to non-employee directors during any single calendar year from $500,000 (measured in terms of aggregate grant date fair value), or $600,000 in the first year an individual becomes a non-employee director, to $1.2 million with respect to any non-employee director that serves as the Chairman of the Board during the applicable year; and (iii) make such other minor revisions as deemed necessary or appropriate

●	FOR the approval of the Series A Preferred Issuance Proposal;

●	FOR the approval of the Future Share Issuance Proposal; and

●	FOR the approval of the Reverse Stock Split Proposal.

If any other business properly comes before the stockholders for a vote at the Annual Meeting, your shares will be voted at the discretion of the holders of the proxy. As of the date hereof, the Board is not aware of any matters, other than those previously stated herein, to be presented for consideration at the Annual Meeting.

3

Voting Procedures. You may vote your shares or submit a proxy to have your shares voted by one of the following methods:

●	By Internet. You may submit a proxy electronically via the Internet by following the instructions provided on the proxy card, if you are a registered holder, or on the voter instruction form (“VIF”), if you are a beneficial holder. If you are a registered holder, internet voting facilities will close and no longer be available on the date and time specified on the Notice of Annual Meeting. If you are a beneficial holder, you should follow the instructions on the VIF to understand the voting timing requirements.

●	By Telephone. You may submit a proxy by telephone using the toll-free number listed on the proxy card, if you are a registered holder, or on the VIF, if you are a beneficial holder. Please have the proxy card or VIF in hand when you call. If you are a registered holder, telephone voting facilities will close and no longer be available on the date and time specified on the Notice of Annual Meeting. If you are a beneficial holder, you should follow the instructions on the VIF to understand the voting timing requirements.

●	By Mail. If you are a registered holder, you may submit a proxy by signing, dating and returning your proxy card in the provided pre-addressed envelope according to the enclosed instructions. We encourage you to sign and return the proxy or voter instruction card even if you plan to attend the meeting. In this way, your shares will be voted even if you are unable to attend the meeting.

●	In Person. If you are a registered holder and plan to attend the Annual Meeting and vote in person, we will provide you with a ballot at the meeting. You may vote in person at the Annual Meeting by completing a ballot; however, attending the meeting without completing a ballot will not count as a vote. If your shares are held in the street name and you attend the Annual Meeting, you may only vote if you have obtained a legal proxy from the holder of record (i.e., your broker or bank).

If your shares are held in street name, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Internet and/or telephone voting will also be offered to stockholders owning shares through most banks and brokers.

Revoking Your Proxy. If you are a registered holder, you may revoke your proxy in writing at any time before it is exercised at the Annual Meeting by: (i) delivering to the Secretary of the Company, at Eco-Stim Energy Solutions, Inc., 2930 W. Sam Houston Pkwy N., Suite 275, Houston, Texas 77043, a written notice of the revocation; (ii) signing, dating and returning a proxy bearing a later date; (iii) timely submitting a later dated proxy with new voting instructions using the Internet or telephone voting system; or (iv) attending the Annual Meeting and voting your shares in person. Your attendance at the Annual Meeting will not revoke your proxy unless you give written notice of revocation to the Secretary of the Company before your proxy is exercised or unless you vote your shares in person at the Annual Meeting before your proxy is exercised. If your shares are held in street name, you should follow the instructions provided by your bank or broker to revoke your shares.

Solicitation Expenses. We will bear all costs incurred in the solicitation of proxies, including the preparation, printing and mailing of the Notice of Annual Meeting and Proxy Statement and the related materials. In addition to solicitation by mail, our directors, officers and employees may solicit proxies personally or by telephone, e-mail, facsimile or other means, without additional compensation, but such directors, officers and employees may be reimbursed for their reasonable expenses in forwarding solicitation material. We have also retained the firm of Morrow Sodali LLC, 470 West Ave., Stamford, Connecticut 06902, to assist in the solicitation of proxies for a fee estimated at $5,500 plus expenses. In addition, the Company may request brokers, custodians, nominees and fiduciaries to forward proxy materials to stockholders of the Company and will reimburse any reasonable expenses incurred by them.

4

PROPOSAL ONE: ELECTION OF DIRECTORS

Based on the recommendations from its Nominating and Governance Committee, the Board has nominated the following seven (7) nominees for election as directors of the Company at the Annual Meeting:

Brian R. Stewart

Jon Christopher Boswell

Bjarte Bruheim
Christopher A. Krummel
Todd R. Snyder
Timothy L. Reynolds
Andrew Teno

If elected, they will each serve as a director until either they are re-elected at the Company’s next annual meeting or their successors are elected and qualified or until their earlier death, resignation or removal.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the election of all the director nominees, all of whom currently serve as directors. In the event the nominees are unable or decline to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board to fill the vacancy. We are not aware that any nominee will be unable or will decline to serve as a director. In the event additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as to assure the election of the nominees listed above.

Information Concerning the Nominees and Incumbent Directors

Biographical information of each of the above-listed nominees is contained under “Directors and Executive Officers” below. Information as to the stock ownership of each of our directors and all of our current directors and executive officers as a group is set forth below under “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.”

Vote Required and Board of Directors’ Recommendation

The nominees receiving the votes of the majority of the shares of Common Stock and Series A Preferred entitled to vote and then present in person or represented by proxy at the Annual Meeting, voting together as a single class and on an as-converted to Common Stock basis, will be elected as directors.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE SEVEN NOMINEES LISTED ABOVE.

5

DIRECTORS AND EXECUTIVE OFFICERS

Set forth below is certain information, as of the date of this Proxy Statement, regarding the Company’s directors, nominees and executive officers:

Name	Age	Position
Brian R. Stewart	62	Chairman
Jon Christopher Boswell	57	Director, President and Chief Executive Officer
Barry B. Ekstrand	60	Chief Operating Officer
Carlos A. Fernandez	61	Executive Vice President-Corporate Business Development and General Manager-Latin America
Alexander Nickolatos	40	Chief Financial Officer and Assistant Secretary
Bjarte Bruheim	62	Director
Christopher A. Krummel	50	Director
Timothy L. Reynolds	39	Director
Todd R. Snyder	55	Director
Andrew Teno	33	Director

Brian R. Stewart. Mr. Stewart was designated by Fir Tree to serve on our Board in October 2017 pursuant to the Amended and Restated Stockholder Rights Agreement dated as of March 3, 2017, by and among the Company and the parties named therein, as amended (the “A&R Stockholder Rights Agreement”). Mr. Stewart was appointed as Chairman of our Board in December 2017. Mr. Stewart retired from Devon Energy Corporation (“Devon”) in June 2012 after 35 years of service. During a portion of his tenure, he served as Devon’s Chief Engineer responsible for the development and integration of company-wide best practices for horizontal drilling, frac design, and well control. During his last five years at Devon, Mr. Stewart served as the Vice President of Well Engineering for the Offshore Division. Beginning in June 2012 following his retirement from Devon, Mr. Stewart served as President and Chief Executive Officer of U.S. Well Services (“USWS”), a provider of fracturing services in the Appalachian Basin (Marcellus and Utica Shales). Mr. Stewart retired from the day to day operations of USWS on December 31, 2015 but remained on USWS’s Board of Directors until it was recapitalized in February 2017. Mr. Stewart received a BS degree in Petroleum Engineering from Louisiana State University and a MS degree in Engineering Management from the University of Southwestern Louisiana (now UL-Lafayette).

Jon Christopher Boswell. Mr. Boswell has served as President and Chief Executive Officer and a Director of our Company and its predecessors, FracRock International Inc. (“FRI”) and FRIBVI, since December 2011. Prior to FRI, from 2009 to 2011, Mr. Boswell served as Chief Financial Officer for NEOS GeoSolutions, a Silicon Valley backed oilfield technology company (“NEOS”). Prior to NEOS, from August 2003 to January 2009, he served as Chief Financial Officer for Particle Drilling Technologies, an oilfield services and technology company (“Particle”). Prior to Particle, he served as Senior Vice President and Chief Financial Officer of Petroleum Geo-Services ASA (“PGS”) from December 1995 until October 2002. Mr. Boswell began his career at Arthur Andersen & Co. and later served in management positions with PriceWaterhouse, LLP in Houston, Texas. Mr. Boswell is a 1985 graduate of the University of Texas at Austin.

Barry B. Ekstrand. Mr. Ekstrand joined our Company in March 2017, and has served as Senior Vice President of Operations – North America from March 2017 through July 2017 and as Chief Operating Officer since August 2017. Prior to joining our Company and since January 2016, Mr. Ekstrand served as an Executive-in-Residence at Republic Chemical Technologies (“RCT”), a portfolio company of the CSL Energy Fund, focusing on the application of chemical technologies and services in the energy industry. Mr. Ekstrand served as a freelance consultant in the energy services industry from October 2015 to January 2016. From May 2015 to October 2015, Mr. Ekstrand served as President of the Chemical Services Division of Chem Rock Technologies, a supplier of chemical products and services to the oil and gas industry, including additives and frac chemical for well fracturing and coiled tubing fluid. From October 2014 to May 2015, Mr. Ekstrand worked as a freelance consultant in the energy services industry. From May 2012 to October 2014, Mr. Ekstrand served first as Vice President – Coiled Tubing, and then as Sr. Vice President, Completion Services, for Key Energy Services, a company providing an array of onshore energy production services and solutions (“Key Energy”). Prior to Key Energy, from 2010 to 2012 Mr. Ekstrand served as President of CRS Proppants, a provider of resin coated sands for oil and gas well fracturing applications. He also served in various positions with Weatherford International from 2002 to 2010, including as its Global Vice President, Reservoir Stimulation & Pressure Pumping Business Unit. Mr. Ekstrand began his career with Halliburton Energy Services, where he served in various positions from 1980 to 2002, including as Global Strategic Business Manager and Country Manager. Mr. Ekstrand received an MBA from California State University, Bakersfield (1993), a BS in Chemical Engineering from California State Polytechnic University, Pomona (1980), and is named as an inventor of eight U.S. patents.

6

Carlos A. Fernandez. Mr. Fernandez has served as our Executive Vice President-Corporate Business Development and General Manager-Latin America since July 2014. He served as a member of the Board of our Company and its predecessors from December 2011 to March 2017. Mr. Fernandez has over 35 years of experience in the oil and gas industry and over 30 years of experience in various executive management and sales positions. From January 2010 to present, he has worked as General Manager – Latin America for NEOS. From April 2006 to November 2009, he served as Senior Vice President Business Development for 3D-Geo. While at 3D-Geo, Mr. Fernandez led the formation of the Kaleidoscope seismic imaging project, a partnership among Repsol, 3D-Geo, Stanford University, IBM, and the Barcelona Supercomputing Center. From 1996 to March 2006, he served as General Manager – Latin America for Paradigm Geophysical. From 1990 to 1995, Mr. Fernandez served as President of Petroleum Information Argentina. From 1979 through 1990, he held various leadership positions with seismic technology and computing companies such as Silicon Graphics. Mr. Fernandez received his degree in geophysics with honors from the National University of La Plata in Argentina.

Alexander Nickolatos. Mr. Nickolatos has served as our Chief Financial Officer since December 2013 and was appointed in July 2014 as our Assistant Secretary. Prior to being appointed our Chief Financial Officer, Mr. Nickolatos served as Controller of the Company’s predecessors, FRI and FRIBVI, since July 2012. From March 2006 until June 2012, Mr. Nickolatos served as the Director of Financial Planning and Analysis at NEOS. During his time at NEOS, he also served as Controller and Treasurer, and oversaw oil and gas accounting and finance operations in over seven countries, including Argentina. Prior to joining NEOS, he worked for Arthur Andersen and PricewaterhouseCoopers. Mr. Nickolatos is a Certified Public Accountant and holds a BBA degree, summa cum laude, from Walla Walla University.

Bjarte Bruheim. Mr. Bruheim has served as a Director our Company and its predecessors since December 2011 and served as Chairman of our Board from 2012 to 2017. He has over 30 years of international management experience and is also a serial entrepreneur. He has spent the majority of his career introducing technologies that reduce risk and improve efficiencies in the oil and gas business. Such companies include oilfield services companies such as PGS, which he co-founded in 1991; Electromagnetic Geoservices ASA (“EMGS”), where he was an early venture investor and Executive Chairman starting in 2004 and became Chief Executive Officer in January 2015 serving until August 2015; Geo-Texture Technologies, Inc. (“Geo-Texture”), which he co-founded in 2005; and ODIM ASA (“ODIM”), which he worked to turn around and later sell. In addition to the oilfield service companies, Mr. Bruheim was a co-founder in Spinnaker Exploration Company using PGS technology, an early venture investor in Spring Energy using EMGS technology, and co-founder of a small exploration and production (“E&P”) company operating in the Eagle Ford field in Texas using Geo-Texture technology. Mr. Bruheim is also a founder of Axxis Geo Solutions AS and has served as executive chairman of that company since 2017. Mr. Bruheim started his career as an executive with WesternGeco, now Schlumberger, after graduating with a master’s degree in Physics and Electronics from the Norwegian University of Science & Technology in Trondheim, Norway.

Christopher A. Krummel. Mr. Krummel joined our Board in January 2014. Mr. Krummel serves as Vice President of Finance and Chief Accounting Officer of McDermott International Inc. (“McDermott”), responsible for all accounting functions including consolidated financial reporting, SEC filings and financial planning and analysis. Prior to joining McDermott, he provided advisory services to American Industrial Partners LLC (“AIP”), and other companies focused on the global energy industry. Prior to AIP, he served as the Vice President and Chief Financial Officer for EnTrans International LLC, a portfolio company of AIP. Prior to September of 2014, he served as Vice President-Finance, Controller and Chief Accounting Officer for Cameron International Corporation (“Cameron”), where he was responsible for all accounting functions including consolidated financial reporting and SEC filings. He started at Cameron in October 2007 and previously served as Chief Financial Officer for Enventure Global Technology, a private equity backed startup. Prior to Enventure, he held financial leadership roles with PGS and PriceWaterhouse LLP. He holds a BSBA in accounting from Creighton University and an MBA from The Wharton School of the University of Pennsylvania. In addition to our Board, Mr. Krummel is a director of Rebuilding Together Houston.

7

Timothy L. Reynolds. Mr. Reynolds joined our Board in August 2017. Mr. Reynolds serves as Co-CEO of Dakota Midstream, an independent midstream energy company in the Bakken shale formation. Prior to founding Dakota Midstream in July 2014, Mr. Reynolds led the acquisition of Mesa Oil Services, a salt water disposal operator in the Bakken in April 2014. Previously, Mr. Reynolds worked at Highstar Capital, an infrastructure investment firm from 2008 to March 2014, most recently as Principal and Director of Corporate Affairs. Earlier in his career, he worked at the White House, serving first with the National Economic Council from 2002 to 2004, and then in the Office of the Chief of Staff for the President from 2004 to 2006. In the former position, he focused on energy, health care, and social security policy formation and implementation. Mr. Reynolds is a graduate of the University of North Carolina at Chapel Hill (2001), and earned his MBA from the Stanford Graduate School of Business (2008).

Todd R. Snyder. Mr. Snyder was designated by Fir Tree to serve on our Board in October 2017 pursuant to the A&R Stockholder Rights Agreement. Mr. Snyder is the founder and Senior Managing Director of TRS Advisors LLC, an investment banking and financial advisory firm. Mr. Snyder has also served as a director of Midstates Petroleum Company, Inc. since October 2016. Prior to founding TRS Advisors LLC in late 2017, for seventeen years, Mr. Snyder was an executive vice chairman of Rothschild & Co. Before joining Rothschild & Co. in March 2000, Mr. Snyder was a Managing Director at Peter J. Solomon Company. Prior to joining Peter J. Solomon Company, Mr. Snyder was a Managing Director at KPMG Peat Marwick in the Corporate Recovery group where he was also National Director of the Corporate Recovery Practice for Government Enterprises (regulated and privatizing industries). Prior to his move to investment banking, Mr. Snyder practiced law at Weil, Gotshal & Manges. Mr. Snyder received a B.A. degree from Wesleyan University and a J.D. from the University of Pennsylvania Law School.

Andrew Teno. Mr. Teno was designated by Fir Tree to serve on our Board in March 2017, pursuant to the A&R Stockholder Rights Agreement. Mr. Teno has worked at Fir Tree Partners out of the Miami office since July 2011 and is currently a Director. He is focused on international value investing across capital structures, industries and geographies. Prior to Fir Tree, he worked at Crestview Partners from July 2009 to July 2011 as an associate in their Private Equity business. Prior to Crestview, Mr. Teno worked at Gleacher Partners, an M&A boutique, from July 2007 to July 2009. Mr. Teno received an undergraduate business degree from the Wharton School at the University of Pennsylvania in 2007.

Director Qualifications

Mr. Stewart has significant operational and executive experience in the oil and gas industry, including serving in roles of increasing responsibility at a large independent oil and gas exploration and production company and as the chief executive officer of an oilfield services company. Mr. Boswell is the President and Chief Executive Officer of our Company, has an extensive track record as an executive officer in the energy industry and has been part of starting and building multiple companies within the oilfield services sector. He also brings a strong financial background to our Board. Mr. Bruheim has significant operational experience in the oilfield services industry and brings both a practical understanding of the industry as well as hands-on experience at building companies in this sector. He currently serves on several boards of directors of private companies in the oil and gas industry and as Chief Executive Officer of companies operating in our industry and brings experience with young growing companies to our Board, which adds significant value. Mr. Krummel has significant financial experience in the industry with current and previous roles as Chief Financial Officer and Chief Accounting Officer with public companies where he was responsible for all accounting functions, including consolidated financial reporting and SEC filings. Mr. Reynolds has extensive experience serving as an executive in the energy sector and has relationships with many E&P companies, including companies operating in the U.S. and Argentina. Mr. Snyder has significant expertise in corporate finance and experience serving as a public company director, and he enhances the financial expertise of our Board. Mr. Teno has experience investing globally across asset classes, including public equities and credit including high yield and investment grade bonds and loans, as well as private equity. He also has experience in corporate advisory including mergers and acquisitions and fairness opinions.

Board Leadership Structure and Role in Risk Oversight

Our Chief Executive Officer does not serve as the Chairman of our Board. Our Board believes that having an outside director serve as the Chairman helps to ensure that the non-employee directors take an active leadership role on our Board and that this leadership structure is beneficial to the Company.

8

In the normal course of its business, the Company is exposed to a variety of risks, including market risks relating to changes in commodity prices, interest rates, technical risks affecting the Company’s operations, political risks and credit and investment risk. The Board oversees the strategic direction of the Company, and in doing so considers the potential rewards and risks of the Company’s business opportunities and challenges, and monitors the development and management of risks that impact the Company’s strategic goals. The Audit Committee assists the Board in fulfilling its oversight responsibilities by monitoring the effectiveness of the Company’s systems of financial reporting, auditing, internal controls and legal and regulatory compliance. The Nominating and Governance Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with Board organization, membership and structure, succession planning for our directors and executive officers and corporate governance. The Compensation Committee assists the Board in fulfilling its oversight responsibilities by overseeing the Company’s compensation policies and practices.

Stockholder Communications with the Board

Our Board welcomes communications from our stockholders and other interested parties. Stockholders and any other interested parties may send communications to our Board, any committee of our Board, the Chairman of our Board or to any director in particular, by writing to:

Eco-Stim Energy Solutions, Inc.
2930 W. Sam Houston Pkwy N., Suite 275
Houston, Texas 77043
Attn: General Counsel

Stockholders and any other interested parties should mark the envelope containing each communication as “Stockholder Communication with Directors” and clearly identify the intended recipient(s) of the communication.

We will review communications received from our stockholders and other interested parties and will forward the communications, as expeditiously as reasonably practicable, to the applicable addressees if: (1) the communication complies with the requirements of any applicable policy adopted by our Board relating to the subject matter of the communication and (2) the communication falls within the scope of matters generally considered by our Board.

Director Independence

The members of the Audit Committee, namely Messrs. Krummel, Reynolds and Bruheim, the members of the Nominating and Governance Committee, namely Messrs. Bruheim and Teno, and the members of the Compensation Committee, namely Messrs. Krummel, Reynolds and Teno, have been determined to be independent under the applicable NASDAQ Stock Market Rules and rules of the SEC. In addition, Messrs. Stewart and Snyder were each determined to be independent by the Board in March 2018, and former Directors Messrs. Ahmad Al-Sati, Lap Wai Chan, Andrew Colvin, Leonel Narea, David Proman and Donald Stoltz were each determined to be independent prior to their departure. Messrs. Al-Sati, Chan, Narea resigned from the Board effective March 6, 2017. Mr. Stoltz resigned from the Board effective August 25, 2017. Messrs. Colvin and Proman resigned from the Board effective October 13, 2017. Messrs. Stewart and Snyder were nominated for appointment to the Board by funds affiliated with Fir Tree pursuant to the A&R Stockholder Rights Agreement to fill the vacancies created by the resignations of Messrs. Colvin and Proman. The Board appointed Mr. Reynolds to fill the vacancy created by the resignation of Mr. Stoltz.

There are no family relationships between any of the executive officers and directors.

Attendance at Annual Meetings

The Board encourages all directors to attend the annual meetings of stockholders, if practicable. Two Board members, Messrs. Boswell and Bruheim, attended the 2017 annual meeting of stockholders held on June 15, 2017.

9

Board and Committee Meetings

The Board held six meetings during the fiscal year ended December 31, 2017. No director attended fewer than 75% of the meetings of the Board and of the committees of the Board on which that director served, during the period of time such director served on the Board and its committees.

The Board has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Governance Committee.

Audit Committee

The Audit Committee of our Board currently consists of Messrs. Bruheim, Krummel and Reynolds. Mr. Krummel has served as chairman of the Audit Committee since January 2014. Previously, Mr. Narea served on the Audit Committee from March 2016 to his resignation in March 2017. Our Board determined in March 2018 that all members of the Audit Committee meet the independence standards of the applicable NASDAQ Stock Market Rules and the heightened standards applicable to audit committee members (to the extent relevant to the Audit Committee). In addition, our Board has determined that Mr. Krummel qualifies as an “audit committee financial expert,” as defined in Item 407(d)(5)(ii) of Regulation S-K.

The Audit Committee oversees, reviews, acts on and reports on various auditing and accounting matters to our Board, including:

●	overseeing the accounting and financial reporting processes of our company and audits of our financial statements;

●	overseeing the quality, integrity and reliability of our financial statements and other financial information we provide to any governmental body or the public;

●	overseeing our compliance with legal and regulatory requirements;

●	overseeing our independent auditors’ qualifications, independence and performance;

●	overseeing our systems of internal controls regarding finance, accounting, legal compliance and ethics that management and our Board have established; and

●	providing an open avenue of communication among our independent auditors, financial and senior management, and our Board, always emphasizing that the independent auditors are accountable to the Audit Committee.

We have an Audit Committee Charter that outlines the primary duties of the Audit Committee, which is available on our website in the “Corporate Governance” subsection in the “Investors” section. The Audit Committee held seven meetings during the fiscal year ended December 31, 2017.

Compensation Committee

The Compensation Committee of our Board currently consists of Messrs. Krummel, Reynolds and Teno. Mr. Krummel has served as chairman of the Compensation Committee since March 2015. Previously, Mr. Al-Sati served on the Compensation Committee from March 2015 to his resignation in March 2017, and Mr. Donald Stoltz served on the Compensation Committee from March 2016 to his resignation in August 2017. Our Board determined in March 2018 that all members of the Compensation Committee meet the independence standards of the applicable NASDAQ Stock Market Rules. In March 2018, our Board also determined that Messrs. Krummel and Reynolds each satisfy the requirements of non-employee directors under Rule 16b-3(b)(3) of the Exchange Act.

10

The Compensation Committee assists our Board in carrying out its responsibilities with respect to (i) employee compensation, benefit plans, and employee stock programs and (ii) matters relating to the compensation of persons serving as senior management and the Chief Executive Officer of the Company. The Compensation Committee determines and approves the total compensation of the Chief Executive Officer and senior management based on its evaluation of the performance of the Chief Executive Officer and senior management in light of certain goals and objectives as well as input from the Nominating and Governance Committee, and with respect to senior management, the Compensation Committee also considers input from the Chief Executive Officer. The Compensation Committee has broad delegating authority, including the authority to delegate to subcommittees as it deems appropriate, to delegate to one or more executive officers the authority to approve equity compensation awards under established equity compensation plans of the Company to employees and officers of the Company other than those subject to Section 16 of the Exchange Act and to delegate any non-discretionary administrative authority under Company compensation and benefit plans consistent with any limitations specified in the applicable plans.

We have a Compensation Committee Charter that outlines the primary duties of the Compensation Committee, which is available on our website in the “Corporate Governance” subsection in the “Investors” section. The Compensation Committee held two meetings during the fiscal year ended December 31, 2017.

Nominating and Governance Committee

The Nominating and Governance Committee of our Board currently consists of Messrs. Bruheim and Teno. Mr. Bruheim has served as chairman of the Nominating and Governance Committee since March 2016. Previously, Mr. Al-Sati served on the Nominating and Governance Committee from March 2016 to his resignation in March 2017, and Mr. Stoltz served on the Nominating and Governance Committee from March 2016 to his resignation in August 2017. In addition, Mr. David Proman served on the Nominating and Governance Committee from March 2017 to his resignation in October 2017.

The Nominating and Governance Committee identifies, evaluates and nominates qualified candidates for appointment or election to the Company’s Board. In identifying, evaluating and recommending director nominees to the Board, the Nominating and Governance Committee identifies persons who possess the integrity, leadership skills and competency required to direct and oversee the Company’s management in the best interests of its stockholders, customers, employees, communities it serves and other affected parties. A candidate must be willing to regularly attend Board meetings and, if applicable, committee meetings, to participate in Board development programs, to develop a strong understanding of the Company, its businesses and its requirements, to contribute his or her time and knowledge to the Company and to be prepared to exercise his or her duties with skill and care. While the Board does not have a formal policy on diversity, in selecting nominees, the Nominating and Governance Committee seeks to have a Board that represents a diverse range of perspectives and experience relevant to the Company.

The Company has a Nominating and Governance Committee Charter defining the committee’s primary duties, which is available on the Company’s website at www.ecostim-es.com in the “Corporate Governance” subsection in the “Investors” section. The functions of the Nominating and Governance Committee, which are discussed in detail in its charter, include (i) developing a pool of potential directorial candidates for consideration in the event of a vacancy on the Board, (ii) screening directorial candidates in accordance with certain guidelines and criteria set forth in its charter and (iii) recommending nominees to the Board. The Nominating and Governance Committee held one meeting during the fiscal year ended December 31, 2017.

The Nominating and Governance Committee seeks recommendations from our existing directors to identify potential candidates to fill vacancies on our Board. The Nominating and Governance Committee will also consider nominee recommendations properly submitted by stockholders in accordance with the procedures outlined in our bylaws, on the same basis as candidates recommended by the Board and other sources. Recommendations must be received by the Secretary of the Company no later than the earlier of (a) the close of business on the tenth (10th) day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure was made, whichever first occurs, or (b) two (2) days prior to the date of the Annual Meeting. For stockholder recommendations, recommendations must be made in writing and delivered to the Secretary of the Company at 2930 W. Sam Houston Pkwy N., Suite 275, Houston, Texas 77043.

11

PROPOSAL TWO: NON-BINDING ADVISORY VOTE TO APPROVE THE COMPANY’S NAMED EXECUTIVE OFFICERS’ COMPENSATION

In accordance with Section 14A of the Exchange Act and Rule 14a-21(a) promulgated thereunder, we are asking our stockholders to approve, in a non-binding advisory vote, the compensation of our named executive officers, as such compensation is disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including under the heading “Executive Compensation and Other Information.” This advisory vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the principles, policies and practices of the compensation described in this Proxy Statement.

The Compensation Committee believes that our named executive officers should be compensated in a manner that is commensurate with their success in maintaining the growth and high level of performance necessary for the Company to produce ongoing and sustained growth in value for our stockholders. Our executive compensation program is designed to link our executive officers’ compensation as closely as possible with our performance while also aligning our executive officers’ interests with those of our stockholders. We continually monitor our executive compensation program and modify it as needed to strengthen the link between compensation and performance and to maintain our competitive position within the oil and gas service industry with respect to the search for and retention of highly capable executive personnel. We encourage stockholders to read the section of this Proxy Statement entitled “Executive Compensation and Other Information,” including the compensation tables and accompanying narrative disclosures, which discuss in greater detail the compensation of our named executive officers.

Based on the above, we request that you indicate your support for our executive compensation practices by voting in favor of the following resolution:

“RESOLVED, that the stockholders hereby approve, on an advisory basis, the compensation of Eco-Stim Energy Solutions, Inc.’s named executive officers, as disclosed in the Proxy Statement for Eco-Stim Energy Solutions, Inc.’s 2018 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the disclosure contained in “Executive Compensation and Other Information” and the compensation tables and other narrative executive compensation disclosures contained therein.”

This is an advisory vote and is not binding on the Company, the Compensation Committee or the Board. However, because we value the views of our stockholders, our Compensation Committee, which is comprised solely of independent directors and is responsible for, among other things, designing and administering the Company’s executive compensation program, will carefully consider the results of this advisory vote, along with all other expressions of stockholder views it receives on specific policies and desirable actions, when considering future decisions with respect to executive compensation.

Vote Required and Board of Directors’ Recommendation

The affirmative vote by a majority of the shares of Common Stock and Series A Preferred entitled to vote and then present in person or by proxy at the Annual Meeting, voting together as a single class an on an as-converted to Common Stock basis, is required to approve this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICERS’ COMPENSATION.

12

PROPOSAL THREE: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected Whitley Penn LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2018. Whitley Penn LLP has served in this capacity since 2013. The Board is submitting the selection of Whitley Penn LLP for ratification at the Annual Meeting. The submission of this matter for ratification by stockholders is not legally required, but the Board and the Audit Committee believe the submission provides an opportunity for stockholders through their vote to communicate with the Board and the Audit Committee about an important aspect of corporate governance. If the stockholders do not ratify the selection of Whitley Penn LLP, the Audit Committee will reconsider, but will not be required to rescind, the selection of that firm as the Company’s independent registered public accounting firm. We currently expect that representatives of Whitley Penn LLP will attend the Annual Meeting. If Whitley Penn LLP attends the Annual Meeting, they will have an opportunity to make a statement if they desire to do so and would be available to respond to appropriate questions.

The Audit Committee has the sole authority and responsibility to retain, compensate, evaluate and replace the Company’s independent registered public accounting firm. The stockholders’ ratification of the appointment of Whitley Penn LLP does not limit the authority of the Audit Committee to change the Company’s independent registered public accounting firm, as it deems necessary or appropriate, at any time.

Principal Accountant Fees and Services

The following table presents fees for professional audit services performed by Whitley Penn LLP for the audit of our annual financial statements for the fiscal year ended December 31, 2017 and 2016.

	2017	2016
Audit Fees (1)	$170,000	$107,843
Audit-Related Fees	—	—
Tax Fees(2)	13,787	—
All Other Fees	—	—
Total Fees	$183,787	$107,843

(1)	Audit fees include professional services rendered for (i) the audit of our annual financial statements for the fiscal years ended December 31, 2017 and 2016, and (ii) the reviews of the financial statements included in our quarterly reports on Form 10-Q for such years and (iii) the review of the S-3 filed during 2017.

(2)	Tax fees include professional services rendered in connection with the preparation of our U.S. federal income tax return.

Pre-Approval Policies

The charter of the Audit Committee requires that the Audit Committee review and pre-approve the Company’s independent registered public accounting firm’s fees for audit, audit-related, tax and other services. The Audit Committee pre-approved all services, audit and non-audit, provided to us by Whitley Penn LLP for 2016 and 2017.

Vote Required and Board of Directors’ Recommendation

The affirmative vote by a majority of the shares of Common Stock and Series A Preferred entitled to vote and then present in person or by proxy at the Annual Meeting, voting together as a single class an on an as-converted to Common Stock basis, is required to approve this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF WHITLEY PENN LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2018.

13

PROPOSAL FOUR: APPROVAL OF THE THIRD AMENDMENT TO THE ECO-STIM ENERGY SOLUTIONS, INC. 2015 STOCK INCENTIVE PLAN

At the Annual Meeting, stockholders will be asked to approve the Third Amendment to the Plan which:

●	increases the number of shares of Common Stock available under the Plan by 3,000,000 shares (from 6,200,000 shares to 9,200,000 shares) (without giving effect to the Reverse Stock Split);

●	increases the limitations associated with awards that may be granted under the Plan to non-employee directors during any single calendar year from $500,000 (measured in terms of aggregate grant date fair value), or $600,000 in the first year an individual becomes a non-employee director, to $1.2 million with respect to any non-employee director that serves as the Chairman of the Board during the applicable year; and

●	make such other minor revisions to the Plan as deemed necessary or appropriate.

As explained in greater detail below, we believe approval of the Third Amendment to the Plan is advisable in order to ensure that we have an adequate number of shares available under the Plan for our compensation programs.

Background and Purpose of the Proposal

The Board originally adopted the Plan, effective as of July 9, 2014. The Plan was amended and restated in its current form, and approved by our stockholders, effective as of May 14, 2015. The Plan was further amended (i) effective as of June 30, 2016, pursuant to the First Amendment to increase the number of shares of Common Stock that we may grant under the Plan by 200,000 shares; and (ii) effective as of June 15, 2017, pursuant to the Second Amendment to increase the number of shares of Common Stock that we may grant under the Plan by 5,000,000 shares and make certain other changes.

Any shares covered by the Plan shall also be adjusted to reflect any stock or reverse stock splits that may be approved by our stockholders and take effect, including the Reverse Stock Split (if effected). For example, if the stockholders approve the Third Amendment and also approve the Reverse Stock Split Proposal, the number of additional shares approved under the Third Amendment for awards under the Plan would be 750,000 shares if the Reverse Stock Split Proposal is subsequently effected (instead of the 3,000,000 shares described in this Proposal Four).

On May 9, 2018, the Board unanimously approved the Third Amendment, effective as of the date of the Annual Meeting, subject to and conditioned upon stockholder approval of this Proposal Four. If this Proposal Four is not approved by stockholders, the Plan will continue in effect in its present form.

We believe that approval of the Third Amendment is necessary in order to give us the flexibility to make stock-based awards and other awards permitted under the Plan over the next two years in amounts determined appropriate by the Committee (as defined below); however, this timeline is simply an estimate used to determine the number of additional shares of Common Stock requested pursuant to the Third Amendment, and future circumstances may require a change to expected equity grant practices. These circumstances include but are not limited to the future price of our Common Stock, award levels and amounts provided by our competitors and our hiring activity over the next two years. The closing market price of our shares of Common Stock as of _______, 2018 was $___ per share, as reported on the NASDAQ.

As of April 30, 2018, the total number of outstanding shares of Common Stock was 74,596,116 and the total number of outstanding shares of Series A Preferred was 10,000, which were convertible into 8,695,652 shares of Common Stock as of such date. The current potential dilution (which is the number of shares of Common Stock available for grant under the Plan together with the number of shares of Common Stock available for grant under the Eco-Stim Energy Solutions, Inc. 2013 Stock Incentive Plan (as amended from time to time, the “2013 Plan” and, together with the Plan, the “Incentive Plans”), divided by the total number of shares of Common Stock outstanding, assuming the conversion of all outstanding shares of Series A Preferred) is approximately 0.7%. Approximately 5,090,958 of the aggregate grants under the 2013 Plan and the Plan were in the form of stock options, and of these, 980,500 or over 19.26% have a strike price of $3.00 or higher and therefore are currently not dilutive. If the Third Amendment is approved by our stockholders under this Proposal Four, it would cause the potential dilution from issuances authorized under the Plan together with issuances authorized under the 2013 Plan to be increased to approximately 4.3%. While we are aware of the potential dilutive effect of compensatory equity awards, we also recognize the significant motivational and performance benefits that may be achieved from making such awards.

14

In addition, we believe that increasing the dollar limitations associated with awards that may be granted under the Plan to non-employee directors who serve in the capacity as the Chairman of the Board is both (i) appropriate, since the Chairman position involves a substantial commitment of time over and above regular service as a Board member and member of committees of the Board; and (ii) desirable in order to provide the Company with greater flexibility to offer equity awards to attract and retain qualified candidates to serve in the role of the Chairman of the Board.

Finally, the Third Amendment makes other minor revisions to the Plan deemed necessary or appropriate, including the elimination of certain restrictions on the amounts of Awards intended to qualify as “performance-based” compensation as a result of the repeal of the performance-based compensation exception under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder (“Section 162(m)”) (as discussed below).

Consequences of Failing to Approve the Proposal

Failure of our stockholders to approve this Proposal Four will mean that we will continue to grant equity awards under the terms of the Plan and the 2013 Plan, in their current form, until the shares of Common Stock available for issuance thereunder are exhausted, which we estimate will occur in the fourth quarter of 2018, based on current expected equity grant practices and plans. If this Proposal Four is not approved by stockholders, the Plan will remain in effect in its current form, and awards will continue to be made under the Plan as currently in effect until all shares currently available for awards and issuance have been issued pursuant to such awards.

Description of the Eco-Stim Energy Solutions, Inc. 2015 Stock Incentive Plan

A summary description of the material features of the Plan, as amended to reflect the Third Amendment, is set forth below. The following summary does not purport to be a complete description of all the provisions of the Plan and is qualified in its entirety by reference to (i) the Plan, a copy of which is incorporated by reference to Exhibit 4.1 to our Form S-8 (File No. 333-207094), filed on September 23, 2015, (ii) the First Amendment, a copy of which is incorporated by reference to Exhibit 4.1 to our Form S-8 (File No. 333-213549), filed on September 9, 2016, (iii) the Second Amendment, a copy of which is incorporated by reference to Exhibit 4.1 to our Form S-8 (File No. 333-219453), filed on July 26, 2017 and (iv) the Third Amendment, which is attached as Appendix A to this proxy statement and incorporated by reference in its entirety.

Purpose of the 2015 Stock Incentive Plan

The purpose of the Plan is to provide a means through which the Company may attract and retain able persons to serve as directors, consultants or employees of the Company and its affiliates and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company and its affiliates rest, and whose present and potential contributions to the Company and its affiliates are of importance, can acquire and maintain stock ownership or other awards, thereby strengthening their concern for the welfare of the Company and its affiliates and their desire to remain employed by, or continue providing services to, the Company and its affiliates. A further purpose of the Plan is to enhance the profitable growth of the Company and its affiliates. The Company seeks to achieve the Plan’s purpose primarily by providing grants of a variety of awards (collectively referred to as “Awards”), including but not limited to:

●	incentive stock options qualified as such under U.S. federal income tax laws (“Incentive Options”);

●	stock options that do not qualify as incentive stock options (“Nonstatutory Options” and, together with Incentive Options, “Options”);

●	restricted stock awards (“Restricted Stock”);

15

●	phantom stock (“Phantom Stock”), which may be settled in Common Stock or in cash, as determined by the Committee (as defined below);

●	awards that are subject to or contingent upon certain performance measures (“Performance Awards”);

●	stock appreciation rights (“SARs”), either in connection with an award of Options or independently as a Phantom Stock award; and

●	awards of Common Stock (“Bonus Stock”).

The Plan, in part, is intended to qualify under the provisions of Section 422 of the Code, which governs Incentive Options. The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. No awards may be granted under the Plan after 10 years (May 14, 2025) from the date the Plan was approved by the Board. The Plan shall remain in effect until all Awards granted under the Plan have been exercised, satisfied, forfeited or expired.

The Plan was originally designed to allow the Company to provide “performance-based compensation” that was tax deductible by the Company without regard to the limits of Section 162(m). However, the performance-based compensation exception under Section 162(m) was eliminated by the Tax Cuts and Jobs Act of 2017. Accordingly, certain provisions of the Plan that are no longer required under Section 162(m) are being eliminated in the Third Amendment.

Administration of the Long Term Incentive Plan

The Plan is administered by a committee (the “Committee”) appointed by the Board. Unless the Board appoints another committee, the Compensation Committee of the Board administers the Plan. Subject to the terms and conditions of the Plan, the Committee shall have the power from time to time to:

●	determine which Eligible Individuals (as defined below) shall receive an Award;

●	the time or times when such Award shall be made;

●	the type of Award that shall be made; and

●	the number of shares of Common Stock to be subject to, or the value of, an Award.

The Committee shall have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, this shall include the power to construe the Plan and the respective agreements executed thereunder, to prescribe, amend, suspend or waive rules and regulations relating to the Plan, to determine the terms, restrictions and provisions of the agreement relating to each Award and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistence in the Plan or any agreement in the manner and to the extent it deems expedient to carry the Plan or any such agreement into effect. All determinations and decisions made by the Committee on such matters and in construing the provisions of the Plan are conclusive. The Committee may delegate to the CEO the administration (or interpretation of any provision) of the Plan and the right to grant Awards under the Plan, provided such administration, interpretation and power to grant awards relates to persons who are not then subject to Section 16 of the Exchange Act. In the event of any conflict in a determination or interpretation under the Plan as between the Committee and the CEO, the determination or interpretation of the Committee shall be conclusive.

Shares Subject to the Long Term Incentive Plan

The Third Amendment would increase the number of shares of Common Stock available for Awards under the Plan by 3,000,000 shares to 9,200,000 shares (without giving effect to the Reverse Stock Split Proposal). Accordingly, after giving effect to the Third Amendment, the maximum aggregate number of shares of Common Stock that may be granted for any and all Awards under the Plan, and the aggregate maximum number of shares of Common Stock that may be issued under the Plan through Incentive Options, may not exceed 9,200,000 shares of Common Stock (without giving effect to the Reverse Stock Split Proposal), which is inclusive of shares of Common Stock issued pursuant to Existing Awards and shares of Common Stock that may be issuable in the future under the Plan or the 2013 Plan.

16

As noted above, the Plan was originally designed to allow the Company to provide “performance-based compensation” that was tax deductible by the Company without regard to the limits of Section 162(m). However, the performance-based compensation exception under Section 162(m) was eliminated by the Tax Cuts and Jobs Act of 2017. As a result, the Third Amendment eliminates the restrictions on the amounts of Awards intended to qualify as “performance-based” compensation under Section 162(m) that may be awarded. Instead, if the Third Amendment is approved by the Stockholders, the Committee will be permitted to establish any performance criteria it deems appropriate in its discretion.

Without giving effect to the Third Amendment, 6,200,000 shares of Common Stock are authorized for issuance under the Plan and 1,000,000 shares of Common Stock are authorized for issuance under the 2013 Plan, for a total of 7,200,000 shares of Common Stock authorized for issuance under the Plan and the 2013 Plan. As of April 30, 2018, there were (i) a total of 6,616,161 shares of Common Stock already issued pursuant to awards under the Plan and the 2013 Plan (the “Existing Awards”) and (ii) a total of 583,839 shares of Common Stock remaining available for future awards under the Plan and the 2013 Plan.

To the extent that an Award lapses or the rights of its holder terminate, any shares of Common Stock subject to such Award shall again be available for the grant of an Award under the Plan. In addition, shares issued under the Plan and forfeited back to the Plan, shares surrendered in payment of the exercise price or purchase price of an Award and shares withheld for payment of applicable employment taxes and/or withholding obligations associated with an Award shall again be available for the grant of an Award under the Plan. The shares of Common Stock issued under the Plan may be, in whole or in part, authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Company. As long as the shares of Common Stock remain listed for trading on the NASDAQ, the fair market value of the shares of Common Stock on a given date will be the value equal to the closing price of a share of Common Stock as reported on the NASDAQ on that date (or if no closing price is reported on that date, on the last preceding date on which there was such a closing price).

Persons Who May Participate in the Long Term Incentive Plan

Individuals eligible to receive Awards (or “Eligible Individuals”) under the Plan are employees and consultants that provide services to the Company or one of the Company’s affiliates and members of the Board or members of the board of directors of an affiliate of the Company. Eligible Individuals to whom an Award is granted under the Plan are referred to as “Participants.” As of April 30, 2018, we had six outside directors, four executive officers, and approximately 250 other employees who would be eligible to participate in the Plan.

Awards under the Long Term Incentive Plan

Stock Options. The Company may grant Options to Eligible Individuals including (i) Incentive Options (only to employees of the Company or one of its subsidiaries) that comply with Section 422 of the Code; and (ii) Nonstatutory Options. With respect to Incentive Options, a Participant must be an employee of the Company or one of its subsidiaries on the date of grant. The exercise price of each Option granted under the Plan shall be determined by the Committee; however, the exercise price for an Option must not be less than the fair market value per share of Common Stock as of the date of grant (or 110% of the fair market value per share of Common Stock in the case of an Incentive Option granted to a Participant that owns shares of Common Stock equal to more than 10% of the total combined voting power or value of all classes of shares of the Company or a subsidiary of the Company). Options may be exercised as the Committee determines, but not later than ten years from the date of grant (or five years from the date of grant in the case of an Incentive Option granted to a Participant that owns shares of Common Stock equal to more than 10% of the total combined voting power or value of all classes of shares of the Company or a subsidiary of the Company). The vested portion of an Option may be exercised, in whole or in part, at any time after becoming exercisable until its expiration or termination (which may be on termination of employment or such other dates as provided in the Option Agreement). To the extent that the aggregate fair market value (determined as of the date of grant) of shares of Common Stock with respect to which Incentive Options granted under the Plan are exercisable by a Participant for the first time during any calendar year exceeds $100,000, the Incentive Option shall be treated as a Nonstatutory Option.

17

Each Option is evidenced by an Option Agreement, in such form and containing such provisions as the Committee determines from time to time, not inconsistent with the terms of the Plan. Such Option Agreement shall specify the effect of termination of employment or service on the exercisability of the Option. An Option agreement may provide, on such terms and conditions as the Committee in its sole discretion may prescribe, for the grant of an SAR in connection with the grant of an Option and, in such case, the exercise of the SAR shall result in the surrender of the right to purchase a number of shares under the Option equal to the number of shares with respect to which the SAR is exercised (and vice versa). In the case of any SAR that is granted in connection with an Incentive Option, such right shall be exercisable only when the fair market value of the Common Stock exceeds the exercise price specified therefor in the Option or the portion thereof to be surrendered.

Except as permitted under the Plan in connection with a recapitalization or other Corporate Change (as defined in the Plan), Options and SARs may not be amended without the approval of the stockholders of the Company so as to (i) reduce the option price of any outstanding Options or SARs, (ii) grant a new Option, SAR or other Award in substitution for, or upon the cancellation of, any previously granted Option or SAR that has the effect of reducing the exercise price thereof, (iii) exchange any Option or SAR for other consideration when the exercise price per share of Common Stock under such Option or SAR exceeds the fair market value of the underlying shares or (iv) take any other action that would be considered a “repricing” of an Option or SAR under the listing standards of the NASDAQ. Notwithstanding the foregoing, the Committee shall have the authority, without the approval of the stockholders of the Company, to amend any outstanding Option or SAR to increase the per share exercise price or replace any Option or SAR with the grant of Options or SARs having a per share exercise price that is equal to or greater than the per share exercise price of the original Award.

Restricted Stock Awards. A Restricted Stock Award is a grant of shares of Common Stock subject to restrictions, forfeitures, terms and conditions imposed by the Committee in its discretion including, lapse of forfeitures, conditions on the attainment of one or more performance measures, continuation of employment or service, occurrence of a specific event or satisfaction of a specific condition, or a combination of any of the foregoing. Unless the Committee determines otherwise, upon the issuance of Restricted Stock, a Participant shall have all of the rights of a stockholder with respect to the shares of Common Stock represented by the Restricted Stock, including the right to vote such shares of Common Stock and to receive all dividends or other distributions made with respect to the shares of Common Stock. Dividends shall be paid no later than the end of the calendar year in which the dividends are paid to stockholders of such class of shares or, if later, the fifteenth day of the third month following the date the dividends are paid to stockholders of such class of shares. Each Restricted Stock Award is evidenced by a Restricted Stock Agreement, in such form and containing such provisions as the Committee determines from time to time, not inconsistent with the terms of the Plan.

Phantom Stock. A Phantom Stock Award represents the right to receive shares of Common Stock (or the fair market value thereof), or rights to receive an amount equal to any appreciation or increase in the fair market value of Common Stock over a specified period of time, which vest over a period of time as established by the Committee. Each Award of Phantom Stock will contain restrictions, terms and conditions imposed by the Committee in its discretion. Awards of Phantom Stock may be paid in shares of Common Stock, cash or a combination thereof, and whether such award includes a right to dividend equivalents (and the terms and conditions of such dividend equivalents). A Phantom Stock Award may include, without limitation, a SAR that is granted independently of an Option; provided, however, that the exercise price per share of Common Stock subject to the SAR shall be determined by the Committee but such exercise price shall not be less than the fair market value of a share of Common Stock on the date such SAR is granted. A Participant is not entitled to the privileges and rights of a stockholder with respect to a Phantom Stock Award unless and until shares of Common Stock (if any) have been delivered to the participant. Each Phantom Stock Award is evidenced by a Restricted Stock Agreement, in such form and containing such provisions as the Committee determines from time to time, not inconsistent with the terms of the Plan.

Performance Awards. Performance Awards may be granted to Eligible Individuals on terms and conditions determined by the Committee and set forth in an Award agreement. A Performance Award shall be awarded to a participant contingent upon one or more performance measures established by the Committee. The Committee, in its sole discretion, may provide for an adjustable Performance Award value based upon the level of achievement of the performance measure(s). Following the end of the performance period, the holder of a Performance Award shall be entitled to receive payment of an amount not exceeding the number of shares of Common Stock subject to, or the maximum value of, the Performance Award, based on the achievement of the performance measure(s) for such performance period, as determined and certified in writing by the Committee. The Committee, in its sole discretion, may provide for a reduction in the value of a Participant’s Performance Award during the performance period. Payment of a Performance Award may be made in cash, Common Stock or a combination thereof, as determined by the Committee.

18

Bonus Stock. The Committee may grant an Award of unrestricted shares of Common Stock to an Eligible Individual on such terms and conditions as the Committee may determine at the time of grant. Awards of Common Stock may be made as additional compensation for services rendered by the Eligible Individual or may be in lieu of cash or other compensation to which the Eligible Individual is entitled from the Company.

Other Provisions

Transferability of Awards. The Plan generally restricts the transfer of Awards, except for (1) transfer by will or the laws of descent and distribution, (2) pursuant to a qualified domestic relations order or (3) with the consent of the Committee. Incentive Options will not, under any circumstances, be transferable other than by will or the laws of descent and distribution.

Changes in Capitalization. In the event of a subdivision or consolidation of Common Stock, the number of shares of Common Stock with respect to which an Award theretofore granted may thereafter be exercised or satisfied, as applicable, shall (i) in the event of an increase in the number of outstanding shares, be proportionately increased and the purchase price per share, if any, shall be proportionately reduced and (ii) in the event of a reduction in the number of outstanding shares, be proportionately reduced, and the purchase price per share, if any, shall be proportionately increased.

Recapitalizations and Corporate Changes. If the Company recapitalizes, reclassifies its capital stock, or another change or event occurs that constitutes an “equity restructuring” pursuant to Accounting Standards Codification Topic 718 or any successor accounting standard, (1) the Committee shall equitably adjust the number and class of shares of Common Stock (or other securities or property) covered by each outstanding Award and the terms and conditions, including the exercise price and performance criteria (if any), of such Award to equitably reflect such recapitalization and shall adjust the number and class of shares of Common Stock (or other securities or property) with respect to which Awards may be granted after such recapitalization and (2) the Committee shall make a corresponding and proportionate adjustment with respect to the maximum number of shares of Common Stock (or other securities) that may be delivered with respect to Awards under the Plan, the individual Award limitations under the Plan and the class of shares of Common Stock (or other securities) available for grant under the Plan. Upon a Corporate Change (as defined in the Plan), the Committee, acting in its sole discretion without the consent or approval of any Participant, shall effect one or more of the following alternatives in an equitable and appropriate manner to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, which alternatives may vary among individual Participants and which may vary among Options or SARs held by any individual Participant: (1) accelerate the time at which Options or SARs then outstanding may be exercised, (2) require the mandatory surrender to the Company by all or selected Participants of some or all of the outstanding Options or SARs held by such Participants, in which event the Committee shall thereupon cancel such Awards and the Company shall pay (or cause to be paid) to each Participant an amount of cash per share equal to the excess, if any, of the Change of Control Value (as defined in the Plan) of the shares subject to such Awards over the exercise price(s) under such Awards for such shares, or (3) make such adjustments to Options or SARs then outstanding as the Committee deems appropriate to reflect such Corporate Change.

Other Changes in the Common Stock. In the event of changes in the outstanding Common Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, split-ups, split-offs, spin-offs, exchanges, or other relevant changes in capitalization or distributions (other than ordinary dividends) to the holders of Common Stock occurring after the date of the grant of any Award and not otherwise provided for by the Plan, such Award and any agreement evidencing such Award shall be subject to adjustment by the Committee at its sole discretion in an equitable and appropriate manner so as to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under such Award. In addition, the aggregate maximum number of shares available under the Plan, the aggregate maximum number of shares that may be issued under the Plan as Incentive Stock Options and the maximum number of shares that may be subject to Awards granted to any one individual shall be appropriately adjusted to the extent, if any, determined by the Committee. To the extent required by applicable law or regulation, any such adjustment will be subject to stockholder action.

19

Termination and Amendment. The Board may terminate the Plan at any time with respect to any shares for which Awards have not yet been granted. The Board may alter or amend the Plan or any part of the Plan from time to time; provided that no such change may be made that would materially impair the rights of a Participant with respect to an Award theretofore granted without the consent of such Participant; provided, further, that the Board may not, without approval of the stockholders of the Company, amend the Plan to increase the aggregate maximum number of shares of Common Stock that may be issued under the Plan, increase the aggregate maximum number of shares of Common Stock that may be issued under the Plan through Incentive Options or change the class of individuals eligible to receive Awards under the Plan.

Clawback. Any portion of the payments and benefits provided under the Plan or the sale of shares of Common Stock shall be subject to a clawback or other recovery by the Company to the extent necessary to comply with applicable law including, without limitation, the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 or any SEC rule.

Tax Withholding. The Company shall have the right to deduct or withhold, or cause to be deducted or withheld, from any Award, from any payment due or transfer made under any Award or from any compensation or other amount owing to a Participant, the amount (in cash, Common Stock (including Common Stock that would otherwise be issued with respect to such Award) or other property) of any applicable taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations and to take such other action(s) as may be necessary in the opinion of the Company to satisfy its withholding obligations with respect to such Award.

Federal Income Tax Consequences

The following discussion is for general information only and is intended to summarize briefly the United States federal income tax consequences to Participants arising from participation in the Plan. This description is based on current law, which is subject to change (possibly retroactively). The tax treatment of a Participant in the Plan may vary depending on his particular situation and may, therefore, be subject to special rules not discussed below. No attempt has been made to discuss any potential foreign, state, or local tax consequences. In addition, Nonstatutory Options and SARs with an exercise price less than the fair market value of shares of Common Stock on the date of grant, SARs payable in cash, Phantom Stock, and certain other Awards that may be granted pursuant to the Plan, could be subject to additional taxes unless they are designed to comply with certain restrictions set forth in Section 409A of the Code and guidance promulgated thereunder.

Tax Consequences to Participants

Options and SARs. Participants will not realize taxable income upon the grant of an Option or a SAR. Upon the exercise of a Nonstatutory Option or a SAR, a Participant will recognize ordinary compensation income (subject to withholding if an employee) in an amount equal to the excess of (i) the amount of cash and the fair market value of the shares of Common Stock received, over (ii) the exercise price of the Award. A Participant will generally have a tax basis in any shares of Common Stock received pursuant to the exercise of a Nonstatutory Option or SAR that equals the fair market value of such shares of Common Stock on the date of exercise. Subject to the discussion under “—Tax Consequences to the Company” below, the Company will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a Participant under the foregoing rules. When a Participant sells the shares of Common Stock acquired as a result of the exercise of a Nonstatutory Option or SAR, any appreciation (or depreciation) in the value of the shares of Common Stock after the exercise date is treated as long- or short-term capital gain (or loss) for federal income tax purposes, depending on the holding period. The shares of Common Stock must be held for more than 12 months to qualify for long-term capital gain treatment.

Participants eligible to receive an Option intended to qualify as an Incentive Option (i.e., under Section 422 of the Code) will not recognize taxable income on the grant of an Incentive Option. Upon the exercise of an Incentive Option, a Participant will not recognize taxable income, although the excess of the fair market value of the shares of Common Stock received upon exercise of the Incentive Option (“ISO Shares”) over the exercise price will increase the alternative minimum taxable income of the Participant, which may cause such Participant to incur alternative minimum tax. The payment of any alternative minimum tax attributable to the exercise of an Incentive Option would be allowed as a credit against the Participant’s regular tax liability in a later year to the extent the Participant’s regular tax liability is in excess of the alternative minimum tax for that year.

20

Upon the disposition of ISO Shares that has been held for the required holding period (generally, at least two years from the date of grant and one year from the date of exercise of the Incentive Option), a Participant will generally recognize capital gain (or loss) equal to the excess (or shortfall) of the amount received in the disposition over the exercise price paid by the Participant for the ISO Shares. However, if a Participant disposes of ISO Shares that have not been held for the requisite holding period (a “Disqualifying Disposition”), the Participant will recognize ordinary compensation income in the year of the Disqualifying Disposition in an amount equal to the amount by which the fair market value of the ISO Shares at the time of exercise of the Incentive Option (or, if less, the amount realized in the case of an arm’s length disposition to an unrelated party) exceeds the exercise price paid by the Participant for such ISO Shares. A Participant would also recognize capital gain to the extent the amount realized in the Disqualifying Disposition exceeds the fair market value of the ISO Shares on the exercise date. If the exercise price paid for the ISO Shares exceeds the amount realized (in the case of an arm’s-length disposition to an unrelated party), such excess would ordinarily constitute a capital loss.

The Company will generally not be entitled to any federal income tax deduction upon the grant or exercise of an Incentive Option, unless a Participant makes a Disqualifying Disposition of the ISO Shares. If a Participant makes a Disqualifying Disposition, the Company will then, subject to the discussion below under “—Tax Consequences to the Company,” be entitled to a tax deduction that corresponds as to timing and amount with the compensation income recognized by a Participant under the rules described in the preceding paragraph.

Under current rulings, if a Participant transfers previously held shares of Common Stock (other than ISO Shares that has not been held for the requisite holding period) in satisfaction of part or all of the exercise price of an Option, whether a Nonstatutory Option or an Incentive Option, no additional gain will be recognized on the transfer of such previously held shares of Common Stock in satisfaction of the Nonstatutory Option or Incentive Option exercise price (although a Participant would still recognize ordinary compensation income upon exercise of a Nonstatutory Option in the manner described above). Moreover, that number of shares of Common Stock received upon exercise which equals the number of previously held shares of Common Stock surrendered in satisfaction of the Nonstatutory Option or Incentive Option exercise price will have a tax basis that equals, and a capital gains holding period that includes, the tax basis and capital gains holding period of the previously held shares of Common Stock surrendered in satisfaction of the Nonstatutory Option or Incentive Option exercise price. Any additional shares of Common Stock received upon exercise will have a tax basis that equals the amount of cash (if any) paid by the Participant, plus the amount of compensation income recognized by the Participant under the rules described above.

The Plan generally prohibits the transfer of Awards other than by will or according to the laws of descent and distribution or pursuant to a qualified domestic relations order, but the Plan allows the Committee to permit the transfer of Awards (other than Incentive Options), in its discretion. For income and gift tax purposes, certain transfers of Nonstatutory Options should generally be treated as completed gifts, subject to gift taxation.

The Internal Revenue Service has not provided formal guidance on the income tax consequences of a transfer of Nonstatutory Options (other than in the context of divorce) or SARs. However, the Internal Revenue Service has informally indicated that after a transfer of Options (other than in the context of divorce pursuant to a domestic relations order), the transferor will recognize income, which will be subject to withholding, and FICA/FUTA taxes will be collectible at the time the transferee exercises the Options. If a Nonstatutory Option is transferred pursuant to a domestic relations order, the transferee will recognize ordinary income upon exercise by the transferee, which will be subject to withholding, and FICA/FUTA taxes (attributable to and reported with respect to the transferor) will be collectible from the transferee at such time.

In addition, if a Participant transfers a vested Nonstatutory Option to another person and retains no interest in or power over it, the transfer is treated as a completed gift. The amount of the transferor’s gift (or generation-skipping transfer, if the gift is to a grandchild or later generation) equals the value of the Nonstatutory Option at the time of the gift. The value of the Nonstatutory Option may be affected by several factors, including the difference between the exercise price and the fair market value of the shares of Common Stock, the potential for future appreciation or depreciation of the shares of Common Stock, the time period of the Nonstatutory Option and the illiquidity of the Nonstatutory Option. The transferor will be subject to a federal gift tax, which will be limited by (i) the annual exclusion of $15,000 per donee (for 2018, subject to adjustment in future years), (ii) the transferor’s lifetime unified credit, or (iii) the marital or charitable deductions. The gifted Nonstatutory Option will not be included in the Participant’s gross estate for purposes of the federal estate tax or the generation-skipping transfer tax.

21

This favorable tax treatment for vested Nonstatutory Options has not been extended to unvested Nonstatutory Options. Whether such consequences apply to unvested Nonstatutory Options or to SARs is uncertain and the gift tax implications of such a transfer is a risk the transferor will bear upon such a disposition.

Other Awards: Cash Awards, Phantom Stock, Restricted Stock and Bonus Stock Awards. A Participant will recognize ordinary compensation income upon receipt of cash pursuant to a cash Award or, if earlier, at the time the cash is otherwise made available for the Participant to draw upon. Individuals will not have taxable income at the time of grant of a Phantom Stock Award, but rather, will generally recognize ordinary compensation income at the time he or she receives cash or shares of Common Stock in settlement of the Phantom Stock Award, as applicable, in an amount equal to the cash or the fair market value of the shares of Common Stock received.

A recipient of Restricted Stock or a Bonus Stock Award generally will be subject to tax at ordinary income tax rates on the fair market value of the shares of Common Stock when received, reduced by any amount paid by the recipient; however, if the shares of Common Stock are not transferable and are subject to a substantial risk of forfeiture when received, a Participant will recognize ordinary compensation income in an amount equal to the fair market value of the shares of Common Stock (i) when the shares of Common Stock first become transferable and are no longer subject to a substantial risk of forfeiture, in cases where a Participant does not make a valid election under Section 83(b) of the Code, or (ii) when the Award is received, in cases where a Participant makes a valid election under Section 83(b) of the Code. If a Section 83(b) election is made and the shares of Common Stock are subsequently forfeited, the recipient will not be allowed to take a deduction for the value of the forfeited shares of Common Stock. If a Section 83(b) election has not been made, any dividends received with respect to Restricted Stock that are subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient; otherwise the dividends will be treated as dividends.

A Participant who is an employee will be subject to withholding for federal, and generally for state and local, income taxes at the time he recognizes income under the rules described above. The tax basis in the shares of Common Stock received by a Participant will equal the amount recognized by the Participant as compensation income under the rules described in the preceding paragraph, and the Participant’s capital gains holding period in those shares of Common Stock will commence on the later of the date the shares of Common Stock are received or the restrictions lapse. Subject to the discussion below under “—Tax Consequences to the Company,” the Company will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a Participant under the foregoing rules.

Tax Consequences to the Company

Reasonable Compensation. In order for the amounts described above to be deductible by the Company (or a subsidiary), such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses.

Golden Parachute Payments. The ability of the Company (or the ability of one of its subsidiaries) to obtain a deduction for future payments under the Plan could also be limited by the golden parachute rules of Section 280G of the Code, which prevent the deductibility of certain excess parachute payments made in connection with a change in control of an employer-corporation.

Performance-Based Compensation. The ability of the Company (or the ability of one of its subsidiaries) to obtain a deduction for amounts paid under the Plan could be limited by Section 162(m). Section 162(m) limits the Company’s ability to deduct compensation, for federal income tax purposes, paid during any year to a “covered employee” (within the meaning of Section 162(m)) in excess of $1,000,000. However, the Company may determine that it is in the Company’s best interests to pay compensation to its covered employees that is not deductible under Section 162(m).

22

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth certain information regarding our equity compensation plans as of December 31, 2017 (without giving effect to the Reverse Stock Split).

	Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	6,384,597	$3.34	583,839
Equity compensation plans not approved by security holders	—	—	—
Total	6,384,597	$3.34	583,839

Vote Required and Board of Directors’ Recommendation

The affirmative vote by a majority of the shares of Common Stock and Series A Preferred entitled to vote and then present in person or by proxy at the Annual Meeting, voting together as a single class and on as-converted to Common Stock basis, is required to approve this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE THIRD AMENDMENT TO THE ECO-STIM ENERGY SOLUTIONS, INC. 2015 STOCK INCENTIVE PLAN.

23

PROPOSAL FIVE: APPROVAL OF THE SERIES A PREFERRED ISSUANCE PROPOSAL

We are asking stockholders to ratify and approve the issuance of (a) up to 15,000 shares of Series A Preferred pursuant to the Securities Purchase Agreement entered into by and among the Company and four private investment funds under management by Fir Tree Partners on March 29, 2018, (b) such number of additional shares of Series A Preferred as the Company may elect to issue in satisfaction of the preferred dividend payable on the shares of Series A Preferred (the “PIK Shares”) in accordance with the terms and conditions of the Certificate of Designation of Preferences, Rights and Limitations of the Series A Convertible Preferred Stock of the Company filed with the Nevada Secretary of State on March 29, 2018 (the “Certificate of Designation”) and (c) such number of shares of Common Stock into which such shares of Series A Preferred (including any PIK Shares) may from time to time be convertible pursuant to the Certificate of Designation, in each case, as required by and in accordance with the applicable rules of NASDAQ.

Background and Purpose of this Proposal

As disclosed in the Form 8-K we filed with the SEC on April 2, 2018, on March 29, 2018, we entered into a Securities Purchase Agreement (the “Purchase Agreement” and the sale of shares of Series A Preferred pursuant to the Purchase Agreement, the “Series A Preferred Issuance”) with our majority stockholder and other funds, all of which are under management by Fir Tree Partners (collectively, “Fir Tree”), pursuant to which Fir Tree purchased 10,000 shares of our Series A Preferred at a price of $1,000 per share at the initial closing under the Purchase Agreement held on April 2, 2018, which resulted in gross proceeds of $10 million (net proceeds of approximately $9.7 million) to us. The Purchase Agreement also provides for the potential sale and issuance of up to an additional 5,000 shares of Series A Preferred to Fir Tree at a price of $1,000 per share, subject to the mutual agreement of Fir Tree and the Company, at an additional closing that may be held on or before October 2, 2018, as mutually agreed (the “Additional Closing”). If Fir Tree and the Company elect to conduct the Additional Closing for the sale and purchase of up to 5,000 additional shares of Series A Preferred, the Company’s gross proceeds would increase by up to $5.0 million. There can be no assurance whether such Additional Closing will be conducted.

In connection with the Series A Preferred Issuance, the shares of Series A Preferred purchased by Fir Tree have registration rights as set forth in the Amended and Restated Registration Rights Agreement dated July 6, 2017, by and among the Company and FT SOF VII Holdings, LLC and the other holders identified therein, as amended on August 2, 2017 and are subject to the rights contained in the A&R Stockholder Rights Agreement.

Under the Purchase Agreement, we agreed to use commercially reasonable efforts to solicit votes or proxies from the stockholders of the Company to authorize and approve, and to cause the Board to recommend to the stockholders that they authorize and approve, (i) the issuance of the shares of Series A Preferred to be sold at the Additional Closing, including the shares of Common Stock issuable upon conversion of such Series A Preferred shares and (ii) our ability to pay dividends on the Series A Preferred, including through the issuance of PIK Shares, in each case of clause (i) and clause (ii), in accordance with the requirements of the applicable rules of NASDAQ, including NASDAQ Listing Rule 5635, such that any limitations on the issuance of shares of Series A Preferred (including PIK Shares), or shares of Common Stock issuable upon conversion of the Series A Preferred shares (including PIK Shares), contained in Section 2.2(a) of the Purchase Agreement or Section 3(c) of the Certificate of Designation, as applicable, will cease to be of any effect. We are seeking to satisfy such obligation by asking that the stockholders of the Company vote in favor of this Proposal Five.

The descriptions of the Certificate of Designation and the Purchase Agreement contained in this Proxy Statement are qualified in their entirety by reference to the actual terms of such documents, which were filed as Exhibit 3.1 and Exhibit 10.1, respectively, to our Current Report on Form 8-K filed with the SEC on April 2, 2018.

Reasons for the Series A Preferred Issuance

The purpose of the Series A Preferred Issuance was to fund capital expenditures and working capital needs.

Reasons for Seeking Stockholder Approval

Our Common Stock is listed on the NASDAQ Capital Market and, therefore, we are subject to the NASDAQ Listing Rules. Under NASDAQ Listing Rule 5635(d), stockholder approval is required for certain sales, issuances or potential issuances of our Common Stock, or securities convertible into or exercisable for Common Stock, equal to or greater than 20% of our Common Stock or 20% of the voting power, in each case, outstanding before such issuance for less than the greater of book or market value of our Common Stock.

24

We have not issued common stock to date in connection with the conversion of shares of Series A Preferred Stock. Because the number of shares of Common Stock that are potentially issuable upon conversion of all of the shares of Series A Preferred that could be sold pursuant to the Purchase Agreement (including the shares of Series A Preferred that may be sold at the Additional Closing and any shares issued as PIK Shares) would exceed 20% of the number of shares of Common Stock outstanding immediately prior to the Series A Preferred Issuance, the Company cannot sell the entire additional 5,000 shares of Series A Preferred pursuant to the Purchase Agreement or pay the preferred dividend on any outstanding shares of Series A Preferred through the issuance of PIK Shares until such time as stockholder approval is obtained. See “Effect of Proposal on Current Stockholders.” Accordingly, we are requesting in this Proposal Five that our stockholders approve, in accordance with NASDAQ Listing Rule 5635(d), the issuance of (i) up to 15,000 shares of Series A Preferred pursuant to the Purchase Agreement, (ii) such number of PIK Shares as the Company may elect to issue in satisfaction of the preferred dividend payable on the shares of Series A Preferred and (iii) such number of shares of Common Stock into which such shares of Series A Preferred (including any PIK Shares) may from time to time be convertible pursuant to the Certificate of Designation.

Descriptions of Preferred Stock

On March 29, 2018, in connection with the execution of the Purchase Agreement, we filed with the Secretary of State of the State of Nevada the Certificate of Designation to, among other things, establish the Series A Preferred as a new series of preferred stock comprised of 30,000 authorized shares pursuant to Section 2.2 of the Company’s Amended and Restated Articles of Incorporation.

Each share of Series A Preferred ranks senior to the Common Stock with respect to dividend rights and rights upon the liquidation, winding-up or dissolution of the Company and has a stated value of $1,000 per share (the “Stated Value”). In the event the Company is liquidated, wound up or dissolved, or if the Company effects any Deemed Liquidation Event (as defined below), the holders of Series A Preferred will be entitled to receive in respect thereof the greater of (i) the Stated Value plus any accrued and unpaid dividends thereon, (ii) the amount the holder thereof would receive if such shares of Series A Preferred were converted into Common Stock immediately prior to such liquidation, dissolution, winding up or Deemed Liquidation Event or (iii) a liquidating distribution equal to 1.5 times the Stated Value. A “Deemed Liquidation Event” includes certain merger or consolidation transactions, a sale of all or substantially all of the Company’s assets, a change of control transaction or similar event.

Except with respect to this Proposal Five (which is limited by NASDAQ Listing Rule 5635(d)), holders of Series A Preferred will be entitled to vote with holders of Common Stock and are entitled to one vote per share of Common Stock into which a share of Series A Preferred is then-convertible on any matter on which holders of the capital stock of the Company are entitled to vote. Each share of Series A Preferred is initially convertible, at the option of the holder at any time, into a number of shares of Common Stock determined by dividing the Stated Value plus any dividends accrued but unpaid thereon by the conversion price of $1.15 (subject to adjustment for stock splits, combinations, certain distributions or similar events). In addition, for so long as shares of Series A Preferred are outstanding, the affirmative vote or consent of holders of a majority of the outstanding shares of Series A Preferred, voting together as a separate class, is necessary before taking certain actions, including but not limited to (i) amending the articles of incorporation, the bylaws or the Certificate of Designation in a manner that would materially and adversely or disproportionately affect the powers, preferences or rights of the Series A Preferred, (ii) liquidating, dissolving or winding up the Company or entering into a Deemed Liquidation Event, (iii) creating or issuing any class of capital stock unless it ranks junior to the Series A Preferred with respect to the distribution of assets on the liquidation, dissolution or winding up of the Company or any Deemed Liquidation Event, payment of dividends and rights of redemption, (iv) reclassifying, altering or amending any existing security that is pari passu or junior to the Series A Preferred with respect to the distribution of assets on the liquidation, dissolution or winding up of the Company or any Deemed Liquidation Event, payment of dividends and rights of redemption if such reclassification, alteration or amendment would render such other security senior or pari passu with the Series A Preferred in respect of any such right, preference or privilege, (v) subject to certain exceptions, purchasing or redeeming any shares of capital stock or paying any dividend or making any distribution thereon and (vi) issuing any shares of Series A Preferred to anyone other than the original holders of the Series A Preferred. Holders of Series A Preferred will be entitled to cumulative dividends payable semi-annually in arrears at a rate of (i) 10% per year, if paid in cash, or (ii) 12% per year, if, at the election of the Company, paid through the issuance of additional shares of Series A Preferred (subject to the limitations described above on the payment of preferred dividends through the issuance of PIK Shares if stockholder approval of this Proposal Five is not obtained), which dividends compound semi-annually if not timely paid. In addition to the dividend rights described above, holders of Series A Preferred will be entitled to receive dividends or distributions declared or paid on Common Stock on an as-converted basis.

25

The Company may redeem shares of Series A Preferred at any time in cash at a price per share equal to the greater of (i) the Stated Value plus any accrued and unpaid dividends thereon and (ii) the product of 1.5 times the Stated Value.

Effect of Proposal on Current Stockholders

If this Proposal Five is approved by the stockholders, we will have the ability to (i) sell up to an additional 5,000 shares of Series A Preferred to Fir Tree pursuant to the Purchase Agreement at an Additional Closing, if we and Fir Tree so elect, (ii) pay the preferred dividends through the issuance of PIK Shares and (iii) allow for the conversion of shares of Series A Preferred (including any shares of Series A Preferred issued at the Additional Closing and any PIK Shares). As of the date of this Proxy Statement, we intend to pay dividends on the Series A Preferred through the issuance of PIK Shares for the first semi-annual dividend payment scheduled to occur on October 1, 2018 if the stockholders approve this Proposal Five.

The issuance and conversion of shares of Series A Preferred as described above will result in dilution, and potentially substantial dilution, to the holders of outstanding shares of our Common Stock who did not participate in the Series A Preferred Issuance. Dilution of equity interests could also cause prevailing market prices for our Common Stock to decline.

In addition, as described above, we have agreed to register the Common Stock issued upon the conversion of the Series A Preferred (to the extent held by Fir Tree). The release of such shares of our Common Stock into the market, or the perception that such shares will or could come into the market, could have an adverse effect on the trading price of our Common Stock.

Consequences of Failing to Approve this Proposal

While the Series A Preferred Issuance is potentially significantly dilutive, if we are not able to complete the sale of the remaining shares of Series A Preferred pursuant to the Purchase Agreement, we may not have the funds necessary to continue as a going concern and to execute on our business strategy. In addition, if we are not able to pay the preferred dividend on our outstanding shares of Series A Preferred through the issuance of PIK Shares, we will have to pay such preferred dividends in cash or may be required to pay compounding dividends, which would decrease the funds available for use in maintaining or growing our operations.

If the stockholders do not approve this Proposal Five, then we will have failed to obtain the requisite stockholder approval in order to allow the issuance and conversion of the maximum number of shares of Series A Preferred that Fir Tree may purchase pursuant to the Purchase Agreement. Failure to obtain such approval may discourage future investors from engaging with us, and it may affect our ability to engage with Fir Tree in the future. If these consequences occur, we may have difficulty finding alternative sources of capital to fund our operations in the future on terms favorable to us or at all. We can provide no assurance that we would be successful in raising funds pursuant to additional equity or debt financings or that such funds could be raised at prices that would not create substantial dilution for our existing stockholders.

Interests of Certain Persons in this Proposal

Our majority stockholder, Fir Tree, has an interest in this Proposal Five. Fir Tree also designated three of our directors, namely, Messrs. Snyder, Stewart and Teno (with Mr. Teno being an employee of Fir Tree). As of the date of this Proxy Statement, Fir Tree beneficially owns approximately __% of our outstanding shares of Common Stock. If Proposal Five is approved and if (i) we and Fir Tree elect to sell the full 5,000 additional shares of Series A Preferred pursuant to the Purchase Agreement, Fir Tree would beneficially own an additional __% of our Common Stock, and (ii) we additionally elect to pay a full year’s preferred dividend on the Series A Preferred (including the shares issued at the Additional Closing) through the issuance of PIK Shares, Fir Tree would beneficially own an additional __% of our Common Stock.

Except as described above, no person who has served as an officer or director of the Company since the beginning of our last fiscal year, and no associate of such a person, has any substantial interest in this proposal, other than (i) as a result of his or her role as an officer or director of the Company or (ii) in his or her role as a stockholder of the Company in proportion to his or her percentage shareholding.

Financial Statements

Our financial statements and other information required by Item 13(a) under Schedule 14A of the Exchange Act are incorporated by reference from our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 filed with the SEC on March 19, 2018.

Vote Required and Board of Directors’ Recommendation

The affirmative vote by a majority of the shares of Common Stock entitled to vote and then present in person or by proxy at the Annual Meeting is required to approve this proposal. For the avoidance of doubt, in accordance with NASDAQ Listing Rule 5635(d), the shares of Series A Preferred (including any shares of Common Stock issued upon conversion of the Series A Preferred, if any) are not entitled to vote on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE SERIES A PREFERRED ISSUANCE PROPOSAL.

26

PROPOSAL SIX: APPROVAL OF THE FUTURE SHARE ISSUANCE PROPOSAL

We are asking stockholders to approve the issuance of up to 22,500,000 shares of Common Stock or securities convertible into up to 22,500,000 shares of Common Stock as the Board may approve at any time, and from time to time, within six months of the date of the Annual Meeting, as required by and in accordance with the applicable rules of NASDAQ.

Background and Purpose of this Proposal

As discussed in more detail in our Form 10-K for the year ended December 31, 2017, which was filed the SEC on March 19, 2018, our business strategy involves expanding our operations in the markets we serve, which requires significant investment in equipment to support our operations and may involve the acquisition of additional businesses and assets. To date, we have not generated sufficient cash flows from operations to fund the capital expenditures needed to grow our business, and we have had to rely on third-party financing sources to provide such capital. In the future, our Board may determine that it is in the best interests of our then-current stockholders for us to raise any future required capital through the issuance of additional shares of Common Stock, Series A Preferred or another security convertible into shares of Common Stock. Accordingly, we are asking our stockholders to approve in advance any such issuance of up to 22,500,000 shares of Common Stock or securities convertible into up to 22,500,000 shares of Common Stock as our Board may approve at any time, and from time to time, within six months of the date of the Annual Meeting, as required by and in accordance with the applicable rules of NASDAQ. For the avoidance of doubt, the shares of Series A Preferred to be approved for issuance under the Series A Preferred Issuance Proposal (and the shares of Common Stock issuable upon conversion thereof) are not included in the shares of Common Stock or securities convertible into shares of Common Stock to be approved for issuance under the Future Share Issuance Proposal described herein.

Reasons for Seeking Stockholder Approval

As discussed under Proposal Five, our Common Stock is listed on NASDAQ and, therefore, we are subject to the NASDAQ Listing Rules. Under NASDAQ Listing Rule 5635(d), stockholder approval is required for certain sales, issuances or potential issuances of our Common Stock, or securities convertible into or exercisable for Common Stock, equal to or greater than 20% of our Common Stock or 20% of the voting power, in each case, outstanding before such issuance for less than the greater of book or market value of our Common Stock. In the future, our Board may determine it is in the best interests of our stockholders to issue additional shares of our capital stock equal to or greater than 20% of the number of shares of Common Stock or 20% of the voting power outstanding immediately prior to any such transaction. Accordingly, we are asking our stockholders to approve in advance any such issuance of up to 22,500,000 shares of Common Stock or securities convertible into up to 22,500,000 shares of Common Stock that may be approved by our Board at any time, and from time to time, within six months from the date of our Annual Meeting.

Effect of Proposal on Current Stockholders

If this Proposal Six is approved by the stockholders, we will have the ability to issue additional shares of capital stock, which would result in dilution, and potentially substantial dilution, to the holders of outstanding shares of our capital stock who do not participate in any such transaction in that the percentage ownership of the Company held by such stockholders will decline as a result of the issuance of additional shares of capital stock. Issuance of additional shares of capital stock could also have a dilutive effect on book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our Common Stock to decline.

Consequences of Failing to Approve the Proposal

If this Proposal Six is not approved, our Board may not have the flexibility it needs to act quickly to take advantage of favorable market conditions if in the future it determines that the issuance of additional shares of capital stock in connection with a capital raising or other transaction would be in the best interests of our stockholders. As a result, we may not ultimately be able to obtain the funds necessary to continue as a going concern or to execute on our business strategy or we may be forced to seek alternative sources of financing and potentially on less favorable terms. In addition, if this Proposal Six is not approved and in the future our Board determines that it is in the best interests of our stockholders to enter into a transaction that requires stockholder approval pursuant to NASDAQ Listing Rule 5635(d), we may be required to seek such approval by holding a special meeting of the stockholders or through written consent, which could by costly and time consuming for our management team.

27

Board Discretion to effect the Future SHARE Issuance

If the Future Share Issuance Proposal is approved by our stockholders, the future issuance of shares contemplated by such proposal will only be effected upon a determination by the Board, in its sole discretion, that such issuance is in the best interests of the Company and its stockholders. Furthermore, the terms of the securities to be issued, including the dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates and similar matters, will be as determined by the Board in its sole discretion. The determination by the Board of whether to proceed with any such issuance and the terms of the securities to be issued will be based upon a variety of factors, many of which will depend on the specific circumstances surrounding the issuance and are therefore not capable of being identified at this time. In addition, pursuant to the A&R Stockholder Rights Agreement, we must obtain the approval of at least two of our directors who were designated by Fir Tree before issuing any shares of our capital stock, subject to certain limited exceptions. Accordingly, there can be no assurance that we will issue shares of Common Stock or securities convertible into Common Stock in the future even if the Future Share Issuance Proposal is approved by our stockholders.

Financial Statements

Our financial statements and other information required by Item 13(a) under Schedule 14A of the Exchange Act are incorporated by reference from our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 filed with the SEC on March 19, 2018.

Vote Required and Board of Directors’ Recommendation

The affirmative vote by a majority of the shares of Common Stock and Series A Preferred entitled to vote and then present in person or by proxy at the Annual Meeting, voting together as a single class and on an as-converted to Common Stock basis, is required to approve this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE FUTURE SHARE ISSUANCE PROPOSAL.

28

PROPOSAL SEVEN: APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL

We are asking stockholders to approve a reverse stock split that will reduce the number of shares of outstanding Common Stock at a ratio of one-for-four (1:4) (the “Reverse Stock Split”) to be effected at the discretion of the Board (with the Board reserving the right not to effect the reverse stock split) and a reduction of the number of authorized shares of Common Stock by a corresponding proportion.

BACKGROUND AND PURPOSE OF THE PROPOSAL

At our annual meeting of stockholders held on June 15, 2017, our stockholders approved a reverse stock split at a ratio of one-for-four (1:4) (the “Reverse Stock Split”), such that every four shares of Common Stock of the Company issued and outstanding on the effective date of the Reverse Stock Split would automatically be reclassified and combined into one share of Common Stock; provided, that the actual timing for implementation of the Reverse Stock Split would be determined by the Board based upon its evaluation as to if and when such action would be most advantageous to the Company and its stockholders.

As of the date of this Proxy Statement, the Board has not yet effectuated the Reverse Stock Split. However, the Board continues to believe that the circumstances that warranted seeking stockholders approval of the Reverse Stock Split at the prior year’s annual meeting continue to exist and may in the future warrant effecting the Reverse Stock Split. Accordingly, at the meeting of the Board held on May 9, 2018, the Board reaffirmed its approval of, subject to the stockholders again approving, (a) the Reverse Stock Split, to be effected at the discretion of the Board, and (b) a reduction of the number of authorized shares of Common Stock by a corresponding proportion.

Our Board reserves the right not to effect the Reverse Stock Split and corresponding reduction of the number of authorized shares of Common Stock, even if approved by the stockholders. By voting in favor of Proposal Seven, you are also expressly authorizing our Board to determine not to proceed with the Reverse Stock Split and corresponding reduction of the number of authorized shares of Common Stock in its sole discretion.

If the Board elects to proceed with the Reverse Stock Split, the primary purpose will be to maintain compliance with the listing requirements of the NASDAQ. Our Board also believes that the Reverse Stock Split will enable the Company to reduce its mailing and regulatory costs in the future by paying cash to stockholders who otherwise would be entitled to receive fractional shares in the Reverse Stock Split. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act.

If the Reverse Stock Split Proposal is approved by our stockholders and is effected, at the Board’s discretion, every four (4) outstanding shares of Common Stock would be combined and reclassified into one (1) share of Common Stock. Additionally, if the Reverse Stock Split Proposal is approved by our stockholders and is effected, the number of authorized shares of Common Stock would be proportionally reduced by the Reverse Stock Split ratio of one-for-four (1:4), resulting in a decrease from 200,000,000 authorized shares of Common Stock to 50,000,000 authorized shares of Common Stock.

The actual timing for implementation of the Reverse Stock Split would be determined by the Board based upon its evaluation as to if and when such action would be most advantageous to the Company and its stockholders. In addition, stockholder approval of this Proposal Seven is not limited to any period of time, giving the Board the discretion to effect the Reverse Stock Split at any time in the future without requiring additional stockholder approval. Notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to effect the Reverse Stock Split and corresponding reduction of authorized Common Stock. If the Reverse Stock Split Proposal is approved by our stockholders, the Board will make a determination as to whether effecting the Reverse Stock Split and corresponding reduction of authorized Common Stock is in the best interests of the Company and its stockholders in light of, among other things, the per share market price of our Common Stock and the future mailing and regulatory costs associated with stockholders owning three or less shares of Common Stock. For additional information concerning the factors the Board will consider in deciding whether to effect the Reverse Stock Split, see “—Board Discretion to Effect the Reverse Stock Split.” If the Board decides to effect the Reverse Stock Split and reduction of authorized Common Stock, the Company will file a Certificate of Change with the Secretary of State of Nevada, substantially in the form attached to the proxy statement as Appendix B. An amendment to the Company’s Articles of Incorporation is not required under Nevada law.

29

Reasons for the Reverse Stock Split

We believe that the Reverse Stock Split will likely result in a higher per share market price of our Common Stock and allow us to maintain compliance with the NASDAQ minimum closing bid price requirement for continued listing. We also believe that the Reverse Stock Split and the anticipated increase in the per share price of our Common Stock could encourage increased investor interest in our Common Stock and promote greater liquidity for our stockholders. A greater price per share of our Common Stock could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited or discouraged from buying stocks with a price below a certain threshold), potentially increasing marketability, trading volume and liquidity of our Common Stock. Many institutional investors view stocks trading at low prices as unduly speculative in nature and, as a result, avoid investing in such stocks. We believe that the Reverse Stock Split will provide the Board flexibility to make our Common Stock a more attractive investment for these institutional investors, which we believe will enhance the liquidity for the holders of our Common Stock and may facilitate future sales of our Common Stock. The Reverse Stock Split could also increase interest in our Common Stock for analysts and brokers who may otherwise have policies that discourage or prohibit them from following or recommending companies with low stock prices. Additionally, because brokers’ commissions on transactions in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

Our Common Stock is currently listed on the NASDAQ under the symbol “ESES.” The NASDAQ imposes certain minimum requirements for us for the continued listing of our Common Stock. Under NASDAQ Listing Rule 5450(a)(1), a listed company is below compliance standards if the closing bid price of its listed securities falls below $1.00 per share over a consecutive 30 business day period. The per share closing bid price of our Common Stock has fallen as low as $0.71 during 2017 and $0.87 during the first quarter of 2018.

We believe that delisting from the NASDAQ could adversely affect the liquidity, marketability and price of our Common Stock, as well as affect our ability to raise capital or pursue strategic restructuring, refinancing or other transactions on acceptable terms, or at all. Delisting from the NASDAQ could also have other negative results, including the potential loss of confidence by institutional investors. We believe that the NASDAQ provides a broader market for our Common Stock than would the alternatives, such as the OTC Bulletin Board or the “pink sheets.”

In addition, our Board believes that the Reverse Stock Split will enable the Company to reduce its mailing costs by paying cash to stockholders who otherwise would be entitled to receive fractional shares in the Reverse Stock Split. As of April 30, 2018, there were approximately 556 registered holders of three or fewer shares of Common Stock, who would receive cash rather than shares in the Reverse Stock Split. These holders collectively hold approximately 621 shares of Common Stock, representing far less than one percent (1%) of the number of shares of Common Stock outstanding as of the Record Date. Therefore, Nevada law does not afford those holders dissenters or appraisal rights and does not require an amendment to the Company’s Articles of Incorporation in connection with the Reverse Stock Split. If the Reverse Stock Split is effected, stockholders who would otherwise hold fractional shares of Common Stock (or Incentive Plan awards with an underlying fractional share of Common Stock) as a result of the Reverse Stock Split will be entitled to receive cash (without interest or deduction) in lieu of such fractional shares from our transfer agent, upon receipt by our transfer agent of a properly completed and duly executed transmittal letter and, where shares are held in certificated form, the surrender of all old stock certificate(s), in an amount equal to the proceeds attributable to the sale of such fractional shares following the aggregation and sale by our transfer agent of all fractional shares of Common Stock otherwise issuable.

30

Risks Associated with the Reverse Stock Split

The Reverse Stock Split May Affect the Price of our Common Stock over the Long Term. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that the Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock may be affected by other factors that may be unrelated to the number of shares outstanding, including the Company’s business and financial performance, general market conditions, and prospects for future success.

The Reverse Stock Split May Decrease the Liquidity of our Common Stock. The Board believes that the Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of the Reverse Stock Split.

The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell. If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than 100 shares of Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

The Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization. The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following the Reverse Stock Split.

Effects of the Reverse Stock Split

Effects of the Reverse Stock Split on Issued and Outstanding Shares. If the Reverse Stock Split is effected, it will reduce the total number of issued and outstanding shares of Common Stock by a Reverse Stock Split ratio of one (1) share of Common Stock for every four (4) shares of Common Stock currently outstanding. Accordingly, each of our stockholders will own fewer shares of Common Stock as a result of the Reverse Stock Split. However, the Reverse Stock Split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split would result in any stockholder receiving a fractional share of Common Stock. The Company does not intend to issue fractional shares of Common Stock in the event that a stockholder owns a number of shares of Common Stock that is not evenly divisible by the Reverse Stock Split ratio. If the Reverse Stock Split is effected, stockholders who would otherwise hold fractional shares of Common Stock (or Incentive Plan awards with an underlying fractional share of Common Stock) as a result of the Reverse Stock Split will be entitled to receive cash (without interest or deduction) in lieu of such fractional shares from our transfer agent, upon receipt by our transfer agent of a properly completed and duly executed transmittal letter and, where shares are held in certificated form, the surrender of all old stock certificate(s), in an amount equal to the proceeds attributable to the sale of such fractional shares following the aggregation and sale by our transfer agent of all fractional shares of Common Stock otherwise issuable. Therefore, voting rights and other rights and preferences of the holders of Common Stock will not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares of Common Stock). Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable, and the par value per share of Common Stock will remain $0.001.

As of the Record Date, the Company had 74,873,477 shares of Common Stock outstanding (without giving effect to the Reverse Stock Split). If the Reverse Stock Split is effected at a ratio of one-for-four (1:4), the number of issued and outstanding shares of Common Stock after the Reverse Stock Split would be approximately 18,718,369.

31

Effects of the Reverse Stock Split on Outstanding Equity Awards. If the Reverse Stock Split is effected, the terms of equity awards under the Incentive Plans, including the per share exercise price of options and the number of shares issuable under outstanding awards, will be proportionally adjusted to maintain the approximate economic value of such awards. The Compensation Committee must approve such adjustments and its determination as to what adjustments shall be made and the extent thereof shall be final, binding and conclusive on all participants of the Incentive Plans. In addition, the total number of shares of Common Stock that may be the subject of future grants under the Incentive Plans will be adjusted and proportionately decreased as a result of the Reverse Stock Split. As of the Record Date, the Company had 583,839 remaining shares of Common Stock authorized for issuance under the Incentive Plans (without giving effect to the Third Amendment). For purposes of illustration, if the Reverse Stock Split is effected at a ratio of one-for-four (1:4), the number of remaining shares of Common Stock authorized for issuance under the Incentive Plans after the Reverse Stock Split would be approximately 145,959 (without giving effect to any increase resulting from the approval of Proposal Four). Additionally, a pre-Reverse Stock Split unvested restricted stock unit representing the right to receive 20,000 shares of Common Stock upon vesting would be converted into a post-Reverse Stock Split restricted stock unit representing the right to receive 5,000 shares of Common Stock upon vesting.

Effects of the Reverse Stock Split on Voting Rights. Proportionate voting rights and other rights of the holders of shares of Common Stock would not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares of Common Stock). For example, a holder of 1% of the voting power of the outstanding Common Stock immediately prior to the effective time of the Reverse Stock Split would continue to hold approximately 1% of the voting power of the outstanding Common Stock after the Reverse Stock Split.

Effects of the Reverse Stock Split on Regulatory Matters. The Common Stock is currently registered under Section 12(b) of the Exchange Act and the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the registration of the Common Stock under the Exchange Act or the Company’s obligation to publicly file financial and other information with the SEC. If the Reverse Stock Split is implemented, the Common Stock will continue to trade on the NASDAQ under the symbol “ESES,” subject to the Company maintaining compliance with the listing requirements for its Common Stock on the NASDAQ.

Effects of the Reverse Stock Split on the Series A Preferred. The Reverse Stock Split and the proportional reduction of the number of authorized shares of Common Stock will not impact the number of shares of Series A Preferred that are issued and outstanding. However, the number of shares of Common Stock into which a share of Series A Preferred is convertible will be automatically proportionately reduced pursuant to the terms of the Certificate of Designation.

Effects of the Authorized Share Reduction

If the Reverse Stock Split and the proportional reduction of the number of authorized shares of Common Stock are approved and effected, it will reduce the total number of shares of Common Stock that we are authorized to issue from 200,000,000 shares of Common Stock to 50,000,000 shares of Common Stock. The decrease in the number of authorized shares of Common Stock would result in fewer shares of authorized but unissued Common Stock being available for future issuance for various purposes, including raising capital or making acquisitions. However, we believe that if the Reverse Stock Split and the proportional reduction of the number of authorized shares of Common Stock are approved and effected, the amount of authorized but unissued shares of Common Stock will be sufficient for our future needs.

Treatment of Fractional Shares in the Reverse Stock Split

The Company does not intend to issue fractional shares of Common Stock in the event that a stockholder owns a number of shares of Common Stock that is not evenly divisible by the Reverse Stock Split ratio. If the Reverse Stock Split is effected, stockholders who would otherwise hold fractional shares of Common Stock (or Incentive Plan awards with an underlying fractional share of Common Stock) as a result of the Reverse Stock Split will be entitled to receive cash (without interest or deduction) in lieu of such fractional shares from our transfer agent, upon receipt by our transfer agent of a properly completed and duly executed transmittal letter and, where shares are held in certificated form, the surrender of all old stock certificate(s), in an amount equal to the proceeds attributable to the sale of such fractional shares following the aggregation and sale by our transfer agent of all fractional shares of Common Stock otherwise issuable.

32

Board Discretion to Effect the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, the Reverse Stock Split will only be effected upon a determination by the Board, in its sole discretion, that the Reverse Stock Split is in the best interests of the Company and its stockholders. This determination by the Board will be based upon a variety of factors, including those discussed herein. We expect that the primary focus of the Board in determining whether or not to effect the Reverse Stock Split will be the per share market price of our Common Stock and whether the prospective permanent reduction in mailing costs that would result will eventually outweigh the one-time cost of effecting the Reverse Stock Split.

Effective Time of the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, the Board will have the sole authority to elect whether or not and when to effect the Reverse Stock Split.

Exchange of Stock Certificates

If the Reverse Stock Split is effected, each certificate representing pre-Reverse Stock Split Common Stock will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split Common Stock at the effective time of the Reverse Stock Split. As soon as practicable after the effective time of the Reverse Stock Split, the transfer agent will mail a letter of transmittal to the Company’s stockholders containing instructions on how a stockholder should surrender its, his or her certificate(s) representing pre-Reverse Stock Split Common Stock to the transfer agent in exchange for certificate(s) representing post-Reverse Stock Split Common Stock. No certificate(s) representing post-Reverse Stock Split Common Stock will be issued to a stockholder, and no cash in lieu of a fractional share of Common Stock will be received, until such stockholder has surrendered all certificate(s) representing pre-Reverse Stock Split Common Stock, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange its, his or her certificate(s) representing pre-Reverse Stock Split Common Stock for certificate(s) representing post-Reverse Stock Split Common Stock registered in the same name.

Stockholders who hold uncertificated shares of Common Stock electronically in “book-entry” form will have their holdings electronically adjusted by the transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. If any certificate(s) or book-entry statement(s) representing pre-Reverse Stock Split Common Stock to be exchanged contain a restrictive legend or notation, as applicable, the certificate(s) or book-entry statement(s) representing post-Reverse Stock Split Common Stock will contain the same restrictive legend or notation.

Any stockholder whose share certificate(s) representing pre-Reverse Stock Split Common Stock has been lost, stolen or destroyed will only be issued post-Reverse Stock Split Common Stock after complying with the requirements that the Company and the transfer agent customarily apply in connection with lost, stolen or destroyed certificates.

STOCKHOLDERS SHOULD NOT DESTROY STOCK CERTIFICATES REPRESENTING PRE-REVERSE STOCK SPLIT COMMON STOCK AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATES REPRESENTING PRE-REVERSE STOCK SPLIT COMMON STOCK UNTIL THEY ARE REQUESTED TO DO SO.

Accounting Treatment of the Reverse Stock Split

If the Reverse Stock Split is effected, the par value per share of our Common Stock will remain unchanged at $0.001. Accordingly, on the effective date of the Reverse Stock Split, the stated capital on the Company’s consolidated balance sheet attributable to our shares of Common Stock will be reduced by the one-for-four (1:4) ratio. Our stockholders’ equity, in the aggregate, will remain unchanged. Per share net income or loss will be increased because there will be fewer shares of Common Stock outstanding. The Common Stock held in treasury will be reduced in proportion to the Reverse Stock Split ratio. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.

33

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion summarizes certain U.S. federal income tax consequences of the Reverse Stock Split to holders of our Common Stock. This discussion is based upon the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated thereunder and judicial authority and administrative interpretations, all as of the date of this Proxy Statement, and all of which are subject to change, possibly with retroactive effect, or are subject to different interpretations. We cannot assure holders that the Internal Revenue Service, or IRS, will not challenge one or more of the tax consequences described in this discussion, and we have not obtained, nor do we intend to obtain a ruling from the IRS or an opinion of counsel with respect to the U.S. federal income tax consequences of the Reverse Stock Split.

This discussion is limited to holders who hold pre-Reverse Stock Split shares of our Common Stock and will hold post-Reverse Stock Split shares of Common Stock as “capital assets” (generally, property held for investment). This discussion does not address any U.S. federal tax considerations other than U.S. federal income tax considerations (such as estate and gift tax considerations), the Medicare tax on net investment income or the tax considerations arising under the laws of any foreign, state, local or other jurisdiction or any income tax treaty. In addition, this discussion does not address all tax considerations that may be important to a particular holder in light of the holder’s circumstances, or to certain categories of investors that may be subject to special rules, including, but not limited to:

●	banks, insurance companies or other financial institutions;

●	tax-exempt or governmental organizations;

●	pension or other employee benefit plans;

●	dealers in securities or foreign currencies or traders in securities that use the mark-to-market method of accounting for U.S. federal income tax purposes;

●	persons subject to the alternative minimum tax;

●	U.S. persons whose functional currency is not the U.S. dollar;

●	former U.S. citizens or long-term residents of the United States;

●	real estate investment trusts or regulated investment companies; and

●	persons that hold pre-Reverse Stock Split shares of our Common Stock or will hold post-Reverse Stock Split shares of our Common Stock as part of a straddle, appreciated financial position, synthetic security, hedge, conversion transaction or other integrated investment or risk reduction transaction.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds pre-Reverse Stock Split shares of our Common Stock or will hold post-Reverse Stock Split shares of our Common Stock, the U.S. federal income tax treatment of a partner of the partnership generally will depend upon the status of the partner and the activities of the partnership and upon certain determinations made at the partner level. Partners in partnerships holding our Common Stock are urged to consult their own tax advisors about the U.S. federal income tax consequences of the Reverse Stock Split.

EACH HOLDER OF OUR COMMON STOCK IS URGED TO CONSULT ITS OWN TAX ADVISORS REGARDING THE U.S. FEDERAL, STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT.

34

U.S. Holders

For purposes of this discussion, “U.S. Holder” means a beneficial owner of our Common Stock that, for U.S. federal income tax purposes, is or is treated as:

●	an individual citizen or resident of the United States;

●	a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, that was created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate whose income is subject to U.S. federal income tax regardless of its source; or

●	a trust (i) the administration of which is subject to the primary supervision of a U.S. court and that has one or more United States persons that have the authority to control all substantial decisions of the trust or (ii) that has made a valid election under applicable U.S. Treasury regulations to be treated as a United States person.

The Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, except as described below with respect to cash received in lieu of a fractional share, no gain or loss will be recognized by a U.S. Holder upon the receipt of a reduced number of shares of our Common Stock as a result of the Reverse Stock Split. The U.S. Holder’s aggregate tax basis in the post-Reverse Stock Split shares of Common Stock should equal the aggregate tax basis of the shares of Common Stock surrendered (excluding the portion of the tax basis that is allocable to any fractional share) and its holding period in the post-Reverse Stock Split shares of Common Stock should include the holding period for the shares of Common Stock surrendered. A U.S. Holder that holds shares of Common Stock with differing bases or holding periods should consult its tax advisor with regard to identifying the bases or holding periods of the particular shares of Common Stock received in the Reverse Stock Split.

A U.S. Holder that receives cash in lieu of a fractional share of Common Stock should recognize capital gain or loss equal to the difference between the amount of cash received and the portion of the U.S. Holder’s tax basis in its Common Stock that is allocable to the fractional share.

U.S. Information Reporting and Backup Withholding Tax. Information returns generally will be required to be filed with the IRS with respect to the receipt of cash in lieu of a fractional share of our Common Stock pursuant to the Reverse Stock Split unless the U.S. Holder is an exempt recipient and, if requested, certifies as to such status. U.S. Holders may be subject to backup withholding at the applicable rate on the payment of cash if they fail to provide their taxpayer identification numbers in the manner required or otherwise fail to comply with applicable backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will generally be allowed as a refund or credit against a U.S. Holder’s U.S. federal income tax liability, provided the required information is properly furnished to the IRS on a timely basis.

Non-U.S. Holders

For purposes of this discussion, a “Non-U.S. Holder” means a beneficial owner of shares of our Common Stock that is an individual, corporation, estate or trust that is not a U.S. Holder.

Subject to the discussion in the next paragraph, a Non-U.S. Holder that receives solely a reduced number of shares of our Common Stock as a result of the Reverse Stock Split generally will not recognize any gain or loss. A Non-U.S. Holder that receives cash in lieu of a fractional share pursuant to the Reverse Stock Split will not be subject to U.S. federal income tax on any gain recognized on the disposition of such fractional share unless (a) the gain is effectively connected with the conduct of a trade or business in the United States (and, if an income tax treaty applies, is attributable to a Non-U.S. Holder’s permanent establishment in the United States) (b) with respect to a Non-U.S. Holder who is an individual, the Non-U.S. Holder is present in the United States for 183 days or more in the taxable year the Reverse Stock Split occurs and certain other conditions are met, or (c) our Common Stock constitutes a United States real property interest by reason of our status as a United States real property holding corporation (“USRPHC”) for U.S. federal income tax purposes.

35

Generally, a U.S. corporation is a USRPHC if the fair market value of its U.S. real property interests equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. We do not believe that we currently are, or will become in the foreseeable future, a USRPHC for U.S. federal income tax purposes. However, if we are or were to become a USRPHC, as long as our Common Stock is treated as regularly traded on an established securities market, only a non-U.S. Holder that actually or constructively owns, or owned at any time during the shorter of the five-year period ending on the date of the Reverse Stock Split or the non-U.S. Holder’s holding period for the Common Stock, more than 5% of our Common Stock (a “5% stockholder”) will be taxable on gain recognized on the receipt of cash in lieu of a fractional share. In addition, a Non-U.S. Holder that is a 5% stockholder will be required to satisfy certain IRS filing requirements in order to avoid recognizing taxable gain, if any, on the receipt of a reduced number of shares of our Common Stock pursuant to the Reverse Stock Split, notwithstanding the treatment of the Reverse Stock Split as a recapitalization.

Non-U.S. Holders that may be treated as 5% stockholders are strongly encouraged to consult their tax advisors regarding the tax consequences to them of the Reverse Stock Split, how to satisfy the applicable IRS filing requirements and the consequences to them of failing to satisfy those filing requirements.

U.S. Information Reporting and Backup Withholding Tax. In general, information reporting and backup withholding will not apply to the payment of cash in lieu of a fractional share of our Common Stock to a Non-U.S. Holder pursuant to the Reverse Stock Split if the Non-U.S. Holder certifies under penalties of perjury that it is a Non-U.S. Holder (generally on IRS Form W-8BEN or IRS Form W-8BEN-E) and the applicable withholding agent does not have actual knowledge or reason to know to the contrary. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the Non-U.S. Holder’s U.S. federal income tax liability, if any, provided that certain required information is timely furnished to the IRS.

Vote Required and Board of Directors’ Recommendation

The affirmative vote by a majority of the shares of Common Stock and Series A Preferred entitled to vote (regardless of whether present) at the Annual Meeting, voting together as a single class and on an as-converted to Common Stock basis, is required to approve this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE REVERSE STOCK SPLIT PROPOSAL.

36

EXECUTIVE COMPENSATION AND OTHER INFORMATION

We are currently considered a “smaller reporting company” for purposes of the SEC’s executive compensation and other disclosure rules. In accordance with such rules, we are required to provide a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year End Table, as well as limited narrative disclosures.

Summary Compensation Table

The following table summarizes, with respect to each of our named executive officers, information relating to all compensation earned for services rendered to us in all capacities in the last two completed fiscal years.

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)
Jon Christopher Boswell	2017	354,250	—	359,863	498,953	—	—	22,843	1,235,909
Chief Executive Officer	2016	200,000	65,000	26,390	7,234	—	—	22,621	321,245

Carlos Fernandez	2017	284,000	—	385,708	474,928	—	—		1,144,636
Executive Vice President-	2016	200,000	65,000	56,070	—	—	—	12,000	333,070
Corporate Business Development and General Manager Latin America

Alexander Nickolatos	2017	287,500	—	350,634	416,238	—	—	23,450	1,077,822
Chief Financial Officer and Assistant Secretary	2016	200,000	65,000	19,808	6,220	—	—	24,208	315,236

(1)	The amounts in this column reflect the aggregate grant date fair value of all stock awards calculated in accordance with FASB ASC Topic 718. See “Part II – Item 8 – Financial Statements and Supplementary Data – Notes to Consolidated Financial Statements – Note 14 – Stock-Based Compensation” in our Annual Report on Form 10-K for the year ended December 31, 2017 for additional information regarding the assumptions used to calculate the grant date fair value of the stock awards. The stock awards granted to Messrs. Boswell, Fernandez and Nickolatos in 2017 were phantom stock awards granted under our 2015 Stock Incentive Plan. The stock awards granted to Messrs. Boswell, Fernandez and Nickolatos in 2016 were awards of restricted stock under our 2013 Stock Incentive Plan and 2015 Stock Incentive Plan.

(2)	The amount in this column reflects the aggregate grant date fair value of all option awards calculated in accordance with FASB ASC Topic 718. See “Part II – Item 8 – Financial Statements and Supplementary Data – Notes to Consolidated Financial Statements – Note 14 – Stock-Based Compensation” in our Annual Report on Form 10-K for the year ended December 31, 2017 for additional information regarding the assumptions used to calculate the fair value of the option awards. The option awards granted to Messrs. Boswell, Fernandez and Nickolatos in 2017 were granted under our 2015 Stock Incentive Plan. The option awards granted to Messrs. Boswell and Nickolatos in 2016 were granted under our 2013 Stock Incentive Plan and our 2015 Stock Inventive Plan.

(3)	Amounts reported in the “All Other Compensation” column consist of, with respect to all named executive officers, (a) employer matching contributions to our tax-qualified Section 401(k) retirement savings plan and (b) with respect to Messrs. Boswell and Nickolatos, a monthly car allowance.

Certain of the information relating to our named executive officers’ compensation as reported in the Summary Compensation Table included in our Annual Report on Form 10-K for the year ended December 31, 2017 was incorrect due to inadvertent errors made in connection with the preparation of the Summary Compensation Table. The corrected information relating to our named executive officer’s compensation earned for services rendered to us is presented above. The result of this correction (a) increased the total compensation reflected in the Summary Compensation Table for each of Messrs. Boswell, Fernandez and Nickolatos for 2017 by $680,878, $860,636 and $594,872, respectively, and (b) decreased the total compensation reflected in the Summary Compensation Table for each of Messrs. Boswell, Fernandez and Nickolatos for 2016 by $34,194, $56,980 and $26,402, respectively.

Narrative Disclosure to Summary Compensation Table

Employment Agreements. The following summary provides a description of the material terms of the employment agreements that we have entered into with our named executive officers.

37

Jon Christopher Boswell. Effective as of April 1, 2017, we entered into an employment agreement (the “Boswell Employment Agreement”) with Mr. Boswell that superseded and replaced his prior employment agreement. The Boswell Employment Agreement provides for an initial one-year term of employment that commenced as of April 1, 2017 and, unless either party provides written notice of non-renewal within the requisite time period, the term will automatically be extended for an additional one-year period on April 1, 2018 and each subsequent anniversary of such date in accordance with the renewal provisions set forth in the agreement. The Boswell Employment Agreement provides for an initial annualized base salary of $350,000 per year and a target annual bonus equal to a maximum of 125% of Mr. Boswell’s annualized base salary. The Boswell Employment Agreement also contains severance provisions, which are discussed below under “Potential Payments Upon Termination or a Change in Control.” The Boswell Employment Agreement also provides that during the term of employment and for six (6) months after the termination of Mr. Boswell’s employment (for whatever reason), Mr. Boswell will not compete with us or solicit our customers or our employees. The agreement also provides for the nondisclosure of any confidential information relating to us by Mr. Boswell.

Carlos Fernandez. Effective as of April 1, 2017, we entered into an employment agreement (the “Fernandez Employment Agreement”) with Mr. Fernandez that superseded and replaced his prior employment agreement. The Fernandez Employment Agreement provides for an initial one-year term of employment that commenced as of April 1, 2017 and, unless either party provides written notice of non-renewal within the requisite time period, the term will automatically be extended for an additional one-year period on April 1, 2018 and each subsequent anniversary of such date in accordance with the renewal provisions set forth in the agreement. The Fernandez Employment Agreement provides for an initial annualized base salary of $312,000 per year and a target annual bonus equal to a maximum of 100% of Mr. Fernandez’s annualized base salary. The Fernandez Employment Agreement also contains severance provisions, which are discussed below under “Additional Narrative Disclosure –Potential Payments Upon Termination or a Change in Control.” The Fernandez Employment Agreement also provides that during the term of employment and for six (6) months after the termination of Mr. Fernandez’s employment (for whatever reason), Mr. Fernandez will not compete with us or solicit our customers or our employees. The agreement also provides for the non-disclosure of our confidential information by Mr. Fernandez.

Alexander Nickolatos. Effective as of April 1, 2017, we entered into an employment agreement (the “Nickolatos Employment Agreement”) with Mr. Nickolatos that superseded and replaced his prior employment agreement. The Nickolatos Employment Agreement provides for an initial one-year term of employment that commenced as of April 1, 2017 and, unless either party provides written notice of non-renewal within the requisite time period, the term will automatically be extended for an additional one-year period on the April 1, 2018 and each subsequent anniversary of such date in accordance with the renewal provisions set forth in the agreement. The Nickolatos Employment Agreement provides for an annualized base salary of $300,000 per year and a target annual bonus equal to a maximum of 100% of Mr. Nickolatos’ base salary. The Nickolatos Employment Agreement also contains severance provisions, which are discussed below under “Additional Narrative Disclosure –Potential Payments Upon Termination or a Change in Control.” The Nickolatos Employment Agreement also provides that during the term of the agreement and for six (6) months after the termination of Mr. Nickolatos’ employment (for whatever reason), Mr. Nickolatos will not compete with us or solicit our customers or our employees. The agreement also provides for the non-disclosure of our confidential information by Mr. Nickolatos.

Outstanding Equity Awards at 2017 Fiscal Year-End

The following table presents, for each named executive officer, information regarding outstanding option awards and stock awards held as of December 31, 2017.

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (2)	Market Value of Shares of Stock That Have Not Vested ($)(3)
Jon Christopher Boswell	30,048			3.33	8/28/22	206,250	$259,875
	125,000			6.00	10/24/23
	12,750	4,250	(1)	6.00	7/11/24
	4,375	13,125	(4)	3.00	5/27/26
	125,000	375,000	(5)	1.41	5/4/27
	25,000	75,000	(5)	2.00	5/4/27
	50,000	150,000	(5)	2.50	5/4/27
Carlos Fernandez	22,318			3.33	8/28/22	206,250	259,875
	10,000			6.00	10/24/23
	125,000	375,000	(5)	1.41	5/4/27
	25,000	75,000	(5)	2.00	5/4/27
	37,500	112,500	(5)	2.50	5/4/27
Alexander Nickolatos	4,083			0.33	7/1/2022	187,500	236,250
	5,015			3.33	8/28/22
	25,000			6.00	10/24/23
	3,750	11,250	(4)	3.00	5/27/26
	112,500	337,500	(5)	1.41	5/4/27
	25,000	75,000	(5)	2.00	5/4/27
	25,000	75,000	(5)	2.50	5/4/27

38

(1)	These options held by our named executive officer previously vested as to 75 percent of each award in equal installments on July 11, 2015, July 11, 2016 and July 11, 2017 and the remaining 25 percent of the award will become vested and exercisable in one installment on July 11, 2018 so long as the named executive officer remains employed by us on such date.

(2)	Includes awards of our restricted stock held by our named executive officers that are scheduled to vest in three remaining equal installments on May 4, 2018, November 4, 2018, and May 4, 2019, so long as the named executive officer remains employed by us on each such date: (i) Mr. Boswell – 206,250, (ii) Mr. Fernandez – 206,250, and (iii) Mr. Nickolatos – 187,500.

(3)	The amounts in this column reflect the closing price of our Common Stock on December 29, 2017 (the last trading day of fiscal year 2017), which was $1.26, multiplied by the number of outstanding shares of restricted stock.

(4)	These options held by our named executive officers previously vested as to 25 percent of each award on May 27, 2017 and the remaining 75 percent of each award will become vested and exercisable in three equal annual installments on May 27, 2018, May 27, 2019 and May 27, 2020 so long as the named executive officer remains employed by us on each such date.

(5)	These options held by our named executive officers previously vested as to 25 percent of each award on November 4, 2017 and the remaining 75 percent of each award will become vested and exercisable in three equal semi-annual installments on May 4, 2018, November 4, 2018 and May 4, 2019 so long as the named executive officer remains employed by us on such date.

Certain of the information provided with respect to our named executive officers in the Outstanding Equity Awards at 2017 Fiscal Year-End table included in our Annual Report on Form 10-K for the year ended December 31, 2017 was incorrect due to (i) the inadvertent inclusion of certain previously vested awards in the “Number of Shares of Stock That Have Not Vested” and the “Market Value of Shares of Stock That Have Not Vested” columns; and (ii) errors in the number of options listed as either exercisable or unexercisable in the table. The corrected information relating to our named executive officers is presented above. The result of this correction (a) decreased the number of shares of stock that have not vested reflected for each of Messrs. Boswell, Fernandez and Nickolatos as of December 31, 2017 by 93,000, 118,125 and 87,500 shares, respectively, and (b) decreased the market value of the shares of stock that have not vested reflected for each of Messrs. Boswell, Fernandez and Nickolatos as of December 31, 2017 by $117,180, $148,838 and $110,250, respectively.

Additional Narrative Disclosure

Retirement Benefits

As of December 31, 2017, we maintain a tax-qualified Section 401(k) retirement savings plan. This plan provides for employee contributions, employer matching contributions (5% of salary), and a discretionary profit sharing contribution. Our named executive officers are eligible to participate in our tax-qualified Section 401(k) retirement savings plan on the same basis as other employees who satisfy the plan’s eligibility requirements, including requirements relating to age and length of service. No discretionary profit sharing contributions were made during 2017 or 2016. Under this plan, participants may elect to make pre-tax contributions not to exceed the applicable statutory limitation, which was $18,500 for 2017. All employer contributions vest immediately.

39

Potential Payments Upon Termination or a Change in Control

The employment agreements with Messrs. Boswell, Fernandez and Nickolatos contain severance provisions, as described below.

Mr. Boswell. If we terminate Mr. Boswell’s employment without “cause” (as such term is defined in the Boswell Employment Agreement), or if Mr. Boswell terminates his employment with us for “good reason” (as such term is defined in the Boswell Employment Agreement), then Mr. Boswell is entitled to (a) his base salary accrued to the date of his termination and any unreimbursed business expenses, (b) an amount equal to one year of base salary, (c) full vesting of all unvested restricted stock or stock options, if any, that were granted prior to the effective date of the Boswell Employment Agreement (i.e., April 1, 2017) and (d) subject to Mr. Boswell’s timely election of medical benefit continuation pursuant to the Consolidated Omnibus Budget Reconciliation Act, as amended (“COBRA”), payment or reimbursement of the cost of COBRA continuation coverage (such that Mr. Boswell pays the same premium for COBRA continuation coverage as other executives pay for coverage under our medical plan) for Mr. Boswell and his covered dependents for up to 18 months. Payment of items (b), (c) and (d) is contingent upon the execution of a release by Mr. Boswell on a form provided by us.

If Mr. Boswell’s employment with us is terminated due to his becoming disabled or his death, Mr. Boswell (or his estate, as applicable) is entitled to his base salary accrued to the date of his termination, any unreimbursed business expenses and unpaid bonus from the prior year.

If Mr. Boswell’s employment with us is terminated for cause, or if Mr. Boswell terminates his employment with us voluntarily, Mr. Boswell is entitled to his base salary accrued to the date of his termination and any unreimbursed business expenses.

If we or Mr. Boswell elect to not renew the Boswell Employment Agreement at the end of its term, then Mr. Boswell is entitled to his base salary accrued to the date of his termination and any unreimbursed business expenses. In addition, if we elect to not renew the Boswell Employment Agreement at the end of its term, Mr. Boswell is entitled to an amount equal to one year of base salary, subject to the execution of a release by Mr. Boswell on a form provided by us.

Mr. Fernandez. If we terminate Mr. Fernandez’s employment without “cause” (as such term is defined in the Fernandez Employment Agreement), or if Mr. Fernandez terminates his employment with us for “good reason” (as such term is defined in the Fernandez Employment Agreement), then Mr. Fernandez is entitled to (a) his base salary accrued to the date of his termination and any unreimbursed business expenses, (b) an amount equal to one year of base salary, (c) full vesting of all unvested restricted stock or stock options, if any, that were granted prior to the effective date of the Fernandez Employment Agreement (i.e., April 1, 2017) and (d) subject to Mr. Fernandez’s timely election of medical benefit continuation pursuant to COBRA, payment or reimbursement of the cost of COBRA continuation coverage (such that Mr. Fernandez pays the same premium for COBRA continuation coverage as other executives pay for coverage under our medical plan) for Mr. Fernandez and his covered dependents for up to 18 months. Payment of items (b), (c) and (d) is contingent upon the execution of a release by Mr. Fernandez on a form provided by us.

If Mr. Fernandez’s employment with us is terminated due to his becoming disabled or his death, Mr. Fernandez (or his estate, as applicable) is entitled to his base salary accrued to the date of his termination, any unreimbursed business expenses and unpaid bonus from the prior year.

If Mr. Fernandez’s employment with us is terminated for cause, or if Mr. Fernandez terminates his employment with us voluntarily, Mr. Fernandez is entitled to his base salary accrued to the date of his termination and any unreimbursed business expenses.

If we or Mr. Fernandez elect to not renew the Fernandez Employment Agreement at the end of its term, then Mr. Fernandez is entitled to his base salary accrued to the date of his termination and any unreimbursed business expenses. In addition, if we elect not to renew the Fernandez Employment Agreement at the end of its term, then Mr. Fernandez is entitled to an amount equal to one year of base salary, subject to the execution of a release by Mr. Fernandez on a form provided by us.

40

Mr. Nickolatos. If we terminate Mr. Nickolatos’ employment without “cause” (as such term is defined in the Nickolatos Employment Agreement), or if Mr. Nickolatos terminates his employment with us for “good reason” (as such term is defined in the Nickolatos Employment Agreement), then Mr. Nickolatos is entitled to (a) his base salary accrued to the date of his termination and any unreimbursed business expenses, (b) an amount equal to one year of base salary, (c) full vesting of all unvested restricted stock or stock options, if any, that were granted prior to the effective date of the Nickolatos Employment Agreement (i.e., April 1, 2017) and (d) subject to Mr. Nickolatos’ timely election of medical benefit continuation pursuant to COBRA, payment or reimbursement of the cost of COBRA continuation coverage (such that Mr. Nickolatos pays the same premium for COBRA continuation coverage as other executives pay for coverage under our medical plan) for Mr. Nickolatos and his covered dependents for up to 18 months. Payment of items (b), (c) and (d) is contingent upon the execution of a release by Mr. Nickolatos on a form provided by us.

If Mr. Nickolatos’ employment with us is terminated due to his becoming disabled or his death, Mr. Nickolatos (or his estate, as applicable) is entitled to his base salary accrued to the date of his termination, any unreimbursed business expenses and unpaid bonus from the prior year.

If Mr. Nickolatos’ employment with us is terminated for cause, or if Mr. Nickolatos terminates his employment with us voluntarily, Mr. Nickolatos is entitled to his base salary accrued to the date of his termination and any unreimbursed business expenses.

If we or Mr. Nickolatos elect to not renew the Nickolatos Employment Agreement at the end of its term, then Mr. Nickolatos is entitled to his base salary accrued to the date of his termination and any unreimbursed business expenses. In addition, if we elect not to renew the Nickolatos Employment Agreement at the end of its term, then Mr. Nickolatos is entitled to an amount equal to one year of base salary, subject to the execution of a release by Mr. Nickolatos on a form provided by us.

Director Compensation

Historically, we have not had a formalized compensation program for our non-employee members of our Board for their service as directors. On November 8, 2017, the following compensation arrangements were approved for each of Messrs. Bruheim, Krummel, Reynolds, Snyder and Stewart:

●	A phantom stock award under our 2015 Stock Incentive Plan that consists of 67,568 shares of phantom stock, which award vests as to 16,892 shares on each of May 8, 2018, November 8, 2018, May 8, 2019 and November 8, 2019; and

●	An annual cash retainer of $50,000 that commenced effective as of April 1, 2017 and is payable in quarterly installments in arrears (pro-rated for partial periods of service).

With respect to Mr. Stewart’s service as Chairman, on December 18, 2017, our Board approved the following compensation arrangement:

●	A one-time phantom stock award under our 2015 Stock Incentive Plan that consists of 300,000 shares of phantom stock, which award vests as to one-third of the shares upon each of three milestones, which are based on the market price of shares of our Common Stock, subject to Mr. Stewart’s continued service as Chairman through the first anniversary of the grant date of this award;

●	A one-time phantom stock award under our 2015 Stock Incentive Plan that consists of an additional 150,000 shares of phantom stock, which award is expected to be approved on or around April 15, 2018, and which is expected to vest as to one-third of the shares upon each of three milestones, which will be based on the market price of shares of our Common Stock, subject to Mr. Stewart’s continued service as Chairman through the first anniversary of the grant date of this award; and

41

●	A one-time phantom stock award under our 2015 Stock Incentive Plan that consists of an additional 300,000 shares of phantom stock, which award is expected to be approved on or around July 15, 2018, and which is expected to vest as to one-third of the shares upon each of three milestones, which will be based on the market price of shares of our Common Stock, subject to Mr. Stewart’s continued service as Chairman through the first anniversary of the grant date of this award.

In addition, we reimburse our non-employee directors for any travel or other business expenses related to their service as a director. The table below and the narrative in the footnotes provide the compensation amounts for our non-employee directors for 2017, as well as additional information in connection with such amounts.

Director Compensation Table

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Bjarte Bruheim	37,500	100,000	—	—	—	—	137,500
Christopher A. Krummel	37,500	100,000	—	—	—	—	137,500
Timothy L. Reynolds	17,391	100,000	—	—	—	—	117,391
Todd R. Snyder	10,734	100,000	—	—	—	—	110,734
Brian R. Stewart	10,734	420,000	—	—	—	—	430,734
Andrew Teno	—	—	—	—	—	—	—

(1)	Certain of these fees were paid in the first quarter of 2018 as compensation for serving as a director in the fourth quarter of 2017 with respect to Messrs. Bruheim ($12,500), Krummel ($12,500), Reynolds ($17,391), Snyder ($10,734) and Stewart ($10,734).

42

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

As of April 30, 2018, we had 74,596,116 shares of our Common Stock issued and outstanding. The following table sets forth information regarding the beneficial ownership of our Common Stock as of April 30, 2018 by:

●	each person known by us to be the beneficial owner of more than 5% of our Common Stock;

●	each of our directors;

●	each of our named executive officers; and

●	our executive officers and directors as a group.

Beneficial ownership is determined in accordance with SEC rules. The percentages in the table are computed using a denominator consisting of 74,596,116 shares of outstanding Common Stock plus the number of shares of Common Stock subject to vesting with respect to a holder within 60 days of April 30, 2018 or issuable upon the exercise of all outstanding options, warrants, rights or conversion privileges held by a holder which are exercisable within 60 days of April 30, 2018. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our Common Stock owned by them, except to the extent that power may be shared with a spouse.

	Common Stock		Series A Preferred
Name and Address of Beneficial Owner(1)	Number of Shares	Percentage of Class	Number of Shares	Percentage of Class
5% Stockholders:
Fir Tree (2)	58,720,930	70.5%	10,000	100.0%
Bienville Capital Management, LLC (3)	5,984,205	8.0%	—	—
Directors and Executive Officers:
Brian R. Stewart (4)	16,892	*	—	—
Chairman
Jon Christopher Boswell (5)	1,013,183	1.4%	—	—
Director, President and Chief Executive Officer
Carlos Fernandez (6)	842,311	1.1%	—	—
Executive Vice President-Corporate Business Development and General Manager- Latin America
Alexander Nickolatos (7)	620,504	*	—	—
Chief Financial Officer and Assistant Secretary
Bjarte Bruheim (8)	685,682	*	—	—
Director
Christopher A. Krummel (9)	87,467	*	—	—
Director
Timothy L. Reynolds (10)	16,892	*	—	—
Director
Todd R. Snyder (11)	16,892	*	—	—
Director
Andrew Teno	—	*	—	—
Director
All executive officers and directors as a group (10 persons)	3,524,823	4.7%	—	—

* indicates less than 1%.

(1)	Unless otherwise specified the address of each stockholder is in care of 2930 West Sam Houston Parkway North, Suite 275, Houston, Texas 77043.

43

(2)	The number of shares of Common Stock shown as beneficially owned includes (a) a total of 50,025,278 shares of Common Stock, which include 4,020,831 shares of Common Stock held by Fir Tree Capital Opportunity Master Fund, LP; 2,191,466 shares of Common Stock held by Fir Tree Capital Opportunity Master Fund III, LP; 92,972 shares of Common Stock held by FT COF (E) Holdings, LLC; 750,593 shares of Common Stock held by FT SOF IV Holdings, LLC; and 42,969,416 shares of Common Stock held by FT SOF VII Holdings, LLC (collectively, “Fir Tree Funds”) and (b) 8,695,652 shares of Common Stock that are issuable upon conversion of the aggregate of 10,000 shares of Series A Preferred held by the Fir Tree Funds collectively. The number of shares of Series A Preferred includes 822 shares of Series A Preferred held by Fir Tree Capital Opportunity Master Fund, LP; 438 shares of Series A Preferred held by Fir Tree Capital Opportunity Master Fund III, LP; 150 shares of Series A Preferred held by FT SOF IV Holdings, LLC; and 8,590 shares of Series A Preferred held by FT SOF VII Holdings, LLC. Fir Tree Partners serves as the investment manager of each of the Fir Tree Funds and has been granted investment discretion over portfolio investments, including the shares of Common Stock and Series A Preferred held by the Fir Tree Funds. The business address of the Fir Tree Funds and Fir Tree Partners is c/o Fir Tree Partners, 55 West 46th Street, New York, New York 10036.

(3)	Based solely on the Schedule 13G filed with the SEC on April 9, 2018 by Bienville Global Opportunities Fund, LP, BGOF GP, LLC, Bienville Capital Management, William Herbert Stimpson II, and Michael Cullen Thompson, Jr. (collectively, “Bienville”). The business address of Bienville is 521 Fifth Avenue, 35th Fl, New York City, NY 10175.

(4)	Includes 16,892 shares of phantom stock scheduled to vest on May 8, 2018 provided that Mr. Stewart continues to serve on the Board through such date. Each share of phantom stock entitles the holder to receive one share of Common Stock at the time of vesting.

(5)	Includes (i) 372,173 shares of Common Stock subject to outstanding options that have vested, (ii) 68,750 shares of phantom stock scheduled to vest on May 4, 2018, (iii) 200,000 shares of Common Stock subject to outstanding options that are scheduled to vest on May 4, 2018, and (iv) 4,375 shares of Common Stock subject to outstanding options that are scheduled to vest on May 27, 2018. Each share of phantom stock entitles the holder to receive one share of Common Stock at the time of vesting.

(6)	Includes (i) 219,818 shares of Common Stock subject to outstanding options that have vested, (ii) 68,750 shares of phantom stock scheduled to vest on May 4, 2018, and (iii) 187,500 shares of Common Stock subject to outstanding options that are scheduled to vest on May 4, 2018. Each share of phantom stock entitles the holder to receive one share of Common Stock at the time of vesting.

(7)	Includes (i) 200,348 shares of Common Stock subject to outstanding options that have vested, (ii) 62,500 shares of phantom stock scheduled to vest on May 4, 2018, (iii) 162,500 shares of Common Stock subject to outstanding options that are scheduled to vest on May 4, 2018, and (iv) 3,750 shares of Common Stock subject to outstanding options that are scheduled to vest on May 27, 2018. Each share of phantom stock entitles the holder to receive one share of Common Stock at the time of vesting.

(8)	Includes (i) 143,151 shares of Common Stock subject to outstanding options that have vested and (ii) 16,892 shares of phantom stock scheduled to vest on May 8, 2018 provided that Mr. Bruheim continues to serve on the Board through such date. Each share of phantom stock entitles the holder to receive one share of Common Stock at the time of vesting.

(9)	Includes (i) 58,812 shares of Common Stock subject to outstanding options that have vested and (ii) 16,892 shares of phantom stock scheduled to vest on May 8, 2018 provided that Mr. Krummel continues to serve on the Board through such date. Each share of phantom stock entitles the holder to receive one share of Common Stock at the time of vesting.

(10)	Includes 16,892 shares of phantom stock scheduled to vest on May 8, 2018 provided that Mr. Reynolds continues to serve on the Board through such date. Each share of phantom stock entitles the holder to receive one share of Common Stock at the time of vesting.

(11)	Includes 16,892 shares of phantom stock scheduled to vest on May 8, 2018 provided that Mr. Snyder continues to serve on the Board through such date. Each share of phantom stock entitles the holder to receive one share of Common Stock at the time of vesting.

44

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Exchange Act, directors, officers and beneficial owners of 10 percent or more of our Common Stock (“Reporting Persons”) are required to report to the SEC on a timely basis the initiation of their status as a Reporting Person and any changes with respect to their beneficial ownership of our Common Stock. Based solely on a review of Forms 3, 4 and 5 (and any amendments thereto) furnished to us, we have concluded that no Reporting Persons were delinquent with respect to their reporting obligations, as set forth in Section 16(a) of the Exchange Act, other than the initial statement of beneficial ownership on Form 3 for Mr. Timothy L. Reynolds, which was filed late.

45

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Company has adopted a written policy pursuant to which the Audit Committee is responsible for the review, approval or ratification of “related party transactions” involving the Company. Pursuant to this policy, “related party transactions” are any transactions to which we have been a party, in which the amount involved exceeded or will exceed the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two years, and in which any of our executive officers, directors or holders of more than 5% of our Common Stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest, other than compensation arrangements, which are described in the section above titled “Executive Compensation.” The following is a description of such transactions since January 1, 2017.

Transactions with Fir Tree

On March 3, 2017, the Company entered into a transaction with Fir Tree pursuant to which Fir Tree purchased from ACM Emerging Markets Master Fund I, L.P. $22 million aggregate principal amount of the Company’s outstanding convertible notes which were due in 2018. This transaction was part of a comprehensive recapitalization designed to create a path to a potential equalization of substantially all of the Company’s debt, subject to stockholder approval. As part of the transaction, the Company issued to Fir Tree an additional $19.4 million aggregate principal amount of convertible notes. After giving effect to these transactions, the Company had approximately $41.4 million of outstanding convertible notes. Fir Tree agreed to convert all of the outstanding convertible notes into Common Stock at a conversion price of $1.40 per share, subject to receipt of stockholder approval and satisfaction of certain other conditions.

On June 20, 2017, the Company converted such notes into Common Stock at a price of $1.40 per share, and issued 29,538,786 shares of Common Stock to Fir Tree (the “Conversion”), upon the Company receiving stockholder approval at the Annual Meeting of Stockholders of the Company on June 15, 2017. As such, all obligations under the notes have been deemed paid in full and the notes have been terminated. No termination penalty or fee was incurred in connection with the termination of the notes. The Conversion reduced the Company’s debt by approximately $41.4 million.

July 2017 and August 2017 Private Placements

On July 6, 2017, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with each of the purchasers identified on the signature pages thereto, including funds affiliated with Fir Tree and Bienville (collectively, the “July Purchasers”) pursuant to which the July Purchasers agreed to purchase 10,000,000 shares of the Company’s Common Stock, par value $0.001 per share, at a price of $1.50 per share (the “July Private Placement”). The issuance of the Shares pursuant to the Purchase Agreement was made in reliance upon an exemption from registration provided under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The July Private Placement closed on July 6, 2017 and resulted in approximately $15.0 million of gross proceeds and approximately $14.8 million of net proceeds (after deducting the Company’s estimated expenses).

In connection with the closing of the July Private Placement, the Company and the July Purchasers entered into that certain Amended & Restated Registration Rights Agreement, dated July 6, 2017 (the “Registration Rights Agreement”). Under the Registration Rights Agreement, the Company agreed to (i) use its reasonable best efforts to file a Registration Statement (as defined in the Registration Rights Agreement) on Form S-1 or any successor form thereto (each a “Long-Form Registration” as defined in the Registration Rights Agreement) with the Securities and Exchange Commission (the “Commission”) upon the initial request of registration from the Demand Holders (as defined in the Registration Rights Agreement) within ninety (90) days after the date on which the initial request is given; and (ii) use its reasonable best efforts to file a Registration Statement on Form S-3 or any successor form thereto, if the Company is qualified for the use of Form S-3, (each a “Short-Form Registration” as defined in the Registration Rights Agreement) with the Commission upon the initial request of registration from the Demand Holders within sixty (60) days after the date on which the initial request is given. In addition, the Registration Rights Agreement provides holders of Registrable Securities (as defined in the Registration Rights Agreement) piggyback registration rights, subject to certain underwriter cutbacks and issuer blackout periods. The Company also agreed to pay all fees and expenses relating to the registration and disposition of the Registrable Securities in compliance with the Company’s obligations under the Registration Rights Agreement.

46

In addition, in connection with the closing of the July Private Placement, the Company’s Amended and Restated Stockholders Agreement dated as of March 3, 2017 (the “Rights Agreement”) was amended to clarify certain procedures set forth in the Rights Agreement with respect to matters subject to approval by directors nominated by FT SOF VII Holdings, LLC, an affiliate of Fir Tree Partners.

On August 2, 2017, the Company entered into a Common Stock Subscription Agreement (the “Subscription Agreement”) with (i) affiliates of Fir Tree, pursuant to which such Fir Tree affiliates agreed to purchase 9,456,056 shares of the Company’s Common Stock, (ii) Bienville Argentina Fund, pursuant to which Bienville agreed to purchase 1,923,077 shares of the Company’s Common Stock and (iii) certain other purchasers identified on the signature pages thereto (the “August Purchasers”) pursuant to which such other August Purchasers agreed to purchase an aggregate of 10,124,364 shares of the Company’s Common Stock, in each cases of clauses (i), (ii) and (iii), at a price of $1.43 per share, which was the closing market price for the Company’s Common Stock on August 1, 2017 (collectively, the “August Private Placement”). The issuance of such shares of Common Stock pursuant to the Subscription Agreement was made in reliance upon an exemption from registration provided under Section 4(a)(2) of the Securities Act. The August Private Placement closed on August 8, 2017 and resulted in approximately $28.0 million of gross proceeds and approximately $26.7 million of net proceeds (after deducting the Company’s estimated expenses).

In connection with the August Private Placement, the Company, Fir Tree, Bienville Argentina Fund, and the August Purchasers entered into a new Registration Rights Agreement as of August 2, 2017 that became effective upon the closing of the August Private Placement (the “PIPE Registration Rights Agreement”). Under the PIPE Registration Rights Agreement, the Company agreed to (i) use its reasonable best efforts to file a Registration Statement (“Shelf Registration Statement” as defined in the PIPE Registration Rights Agreement) with the Commission no later than sixty (60) days following the closing date of the August Private Placement, to be effective no later than one hundred twenty (120) days following such closing date. In addition, the PIPE Registration Rights Agreement provides holders of Registrable Securities (as defined in the PIPE Registration Rights Agreement) piggyback registration rights, subject to certain underwriter cutbacks and issuer blackout periods. The Company agreed to pay all fees and expenses relating to the registration and disposition of the Registrable Securities in compliance with the Company’s obligations under the PIPE Registration Rights Agreement.

In connection with the August Private Placement, the prior Restated Registration Rights Agreement, dated as of March 3, 2017 (the “Existing Registration Rights Agreement”), among the Company, Fir Tree, Bienville and the other parties thereto, was amended so as to include definitions related to the August Private Placement, to clarify certain clauses set forth in the Existing Registration Rights Agreement with respect to the Shelf Registration Statement as defined in the PIPE Registration Rights Agreement, and to clarify certain aspects of the relationship between the Company’s obligations under the Existing Registration Rights Agreement and the Company’s obligations under the PIPE Registration Rights Agreement.

Series A Preferred Issuance

On March 29, 2018, we entered into a Securities Purchase Agreement with Fir Tree, pursuant to which Fir Tree purchased 10,000 shares of our Series A Preferred at a price of $1,000 per share at the initial closing under the Purchase Agreement held on April 2, 2018, which resulted in gross proceeds of $10 million (net proceeds of approximately $9.7 million) to the Company. The Purchase Agreement also provides for the potential sale and issuance of up to an additional 5,000 shares of Series A Preferred to Fir Tree at a price of $1,000 per share, subject to the mutual agreement of Fir Tree and the Company, at an additional closing that may be held on or before October 2, 2018. The issuance of such shares of Series A Preferred pursuant to the Purchase Agreement was made in reliance upon an exemption from registration provided under Section 4(a)(2) of the Securities Act and the rules and regulation promulgated thereunder, including Regulation D. If Fir Tree and the Company elect to conduct the Additional Closing for the sale and purchase of up to 5,000 additional shares of Series A Preferred, the Company’s gross proceeds would increase by up to $5.0 million. There can be no assurance whether such Additional Closing will be conducted.

In connection with the Series A Preferred Issuance, the shares of Common Stock issuable upon the conversion of the Series A Preferred purchased by Fir Tree have registration rights as set forth in the Amended and Restated Registration Rights Agreement dated July 6, 2017, by and among the Company and FT SOF VII Holdings, LLC and the other holders identified therein, as amended on August 2, 2017 and are subject to the rights contained in the A&R Stockholder Rights Agreement. Please see “Proposal Five—Approval of the Series A Preferred Issuance Proposal” for more information.

47

AUDIT COMMITTEE REPORT

Notwithstanding any statement to the contrary in any of our previous or future filings with the SEC, the material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in such filing.

Pursuant to its charter, the Audit Committee’s principal functions include the duty to: (i) oversee the accounting and financial reporting processes of the Company and audits of the Company’s financial statements; (ii) oversee the quality, integrity and reliability of the financial statements and other financial information the Company provides to any governmental body or the public; (iii) oversee the independent auditors’ qualifications, independence and performance; (iv) oversee the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and (v) provide an open avenue of communication among the independent auditors, financial and senior management, and the Board, always emphasizing that the independent auditors are accountable to the Audit Committee.

While the Audit Committee has the responsibilities and powers set forth in its charter, and the Company’s management and the independent registered public accounting firm are accountable to the Audit Committee, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable laws, rules and regulations.

In performing its oversight role, the Audit Committee has reviewed and discussed the Company’s audited financial statements with the Company’s management and independent registered public accounting firm. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by the Public Company Accounting Oversight Board Auditing Standard No. 1301, Communications with Audit Committees. The Audit Committee has received the written disclosures and the written statement from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee has also considered whether the provision of non-audit services by the independent registered public accounting firm to the Company is compatible with maintaining the independent registered public accounting firm’s independence and has discussed with the independent registered public accounting firm its independence.

Based on the reviews and discussions described in this Audit Committee Report, and subject to the limitations on the roles and responsibilities of the Audit Committee referred to herein and in its charter, the Audit Committee recommended to the Board that the Company’s audited financial statements for the year ended December 31, 2017 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on March 19, 2018. The Audit Committee also selected Whitley Penn LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

Members of the Audit Committee

Christopher A. Krummel (Chairman)

Bjarte Bruheim

Timothy L. Reynolds

48

OTHER MATTERS

As of the date of filing this Proxy Statement, our Board is not aware of any other business or nominee to be presented or voted upon at the Annual Meeting. If any other business or nominee is properly presented, the proxies solicited by our Board will provide the proxy holders with the authority to vote on those matters and nominees in accordance with such persons’ discretion. Where a stockholder has appropriately specified how a proxy is to be voted, it will be voted by the proxy holders in accordance with the specification.

Stockholder Proposals; Director Nominations

Any stockholder desiring to present a stockholder proposal at the Company’s 2019 annual meeting of stockholders and to have the proposal included in the Company’s related proxy statement must send the proposal to the Secretary of the Company at Eco-Stim Energy Solutions, Inc., 2930 W. Sam Houston Pkwy N., Suite 275, Houston, Texas 77043, so that it is received no later than               , 2019. All such proposals should be in compliance with SEC rules and regulations. The Company will only include in its proxy materials those stockholder proposals that it receives before the deadline and that are proper for stockholder action.

In addition, in accordance with the Company’s bylaws, any stockholder entitled to vote at the Company’s 2019 annual meeting of stockholders may propose business (other than proposals to be included in the Company’s proxy materials as discussed in the preceding paragraph) to be included on the agenda of, and properly presented for action at, the 2019 annual meeting of stockholders only if written notice of such stockholder’s intent is given in accordance with the requirements of the Company’s bylaws and SEC rules and regulations. Such proposal must be submitted in writing at the address shown above, so that it is received (i) between               , 2019 and               , 2019 if the 2019 annual meeting of stockholders is called for a date that is within thirty (30) days before or after the anniversary date of the 2018 Annual Meeting, or (ii) if the 2019 annual meeting of stockholders is called for a date that is not within thirty (30) days before or after the anniversary date of the 2018 Annual Meeting, no later than the close of business on the tenth (10th) day following the date on which notice of such annual meeting was mailed or publicly disclosed, whichever is earlier.

The Company’s Nominating and Governance Committee will consider all director candidates submitted by a stockholder, if such nomination is properly submitted by the stockholder in accordance with the procedures outlined in our bylaws. Stockholder nominations of directors must be made in writing and delivered to the address shown above. Nominations must be received by the Secretary of the Company no later than (i) thirty-five (35) days prior to the date of the 2019 annual meeting of stockholders, if notice of the 2019 annual meeting is given or publicly disclosed at least fifty (50) days prior to the meeting date, or (ii) if notice of the 2019 annual meeting is given less than fifty (50) days prior to the meeting date, the earlier of (a) the close of business on the tenth (10th) day following the day on which notice of the date of the 2019 annual meeting of stockholders is mailed or publicly disclosed, whichever first occurs, or (b) two (2) days prior to the date of the 2019 annual meeting of the stockholders. For stockholder nominations of directors for the Annual Meeting, nominations must be made in writing and delivered to the Secretary of the Company at 2930 W. Sam Houston Pkwy N., Suite 275, Houston, Texas 77043.

INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” information into this Proxy Statement, which means that we can disclose important information to you by referring you to other documents that we have filed separately with the SEC. The information incorporated by reference is deemed to be part of this Proxy Statement. Our financial statements and other information required by Item 13(a) under Schedule 14A of the Exchange Act are incorporated by reference from our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 filed with the SEC on March 19, 2018.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE ___, 2018:

A COPY OF THE NOTICE OF ANNUAL MEETING, THE PROXY STATEMENT, THE FORM OF PROXY AND OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2017, ARE AVAILABLE FREE OF CHARGE AT www.ecostim-es.com IN THE “SEC FILINGS” SUBSECTION OF THE “INVESTORS” SECTION.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 (including the financial statements and the financial statement schedules, if any, but not including exhibits), is being mailed with this Proxy Statement. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. Requests for electronic or printed copies should be directed to Eco-Stim Energy Solutions, Inc., 2930 W. Sam Houston Pkwy N., Suite 275, Houston, Texas 77043, Attn: Secretary, or by email at investorrelations@ecostim-es.com.

49

APPENDIX A

THIRD AMENDMENT TO THE
ECO-STIM ENERGY SOLUTIONS, INC.
2015 STOCK INCENTIVE PLAN

THIS THIRD AMENDMENT (the “Third Amendment”) to the Eco-Stim Energy Solutions, Inc. 2015 Stock Incentive Plan, as amended from time to time (the “Plan”), is made by Eco-Stim Energy Solutions, Inc. (the “Company”).

W I T N E S S E T H:

WHEREAS, the Company previously adopted the Plan, under which the Company is authorized to grant equity-based incentive awards to certain employees and other service providers of the Company and its subsidiaries;

WHEREAS, Paragraph XIII of the Plan provides that the Company’s board of directors (the “Board”) may amend the Plan from time to time, except that any amendment to increase the number of shares of common stock of the Company (the “Shares”) that may be issued under the Plan must be approved by the stockholders of the Company; and

WHEREAS, the Board now desires to amend the Plan to increase the number of Shares available for awards under the Plan by 3,000,000 Shares (prior to giving effect to any reverse stock split that is approved by the stockholders of the Company), subject to approval by the stockholders of the Company, and make certain other changes described herein.

NOW, THEREFORE, BE IT RESOLVED, that, the Plan shall be amended as of [●], 2018, subject to approval by the Company’s stockholders, as set forth below:

1. Paragraph II of the Plan is hereby amended by adding the following definitions thereto in alphabetical order:

“Third Amendment” means the Third Amendment to the Eco-Stim Energy Solutions, Inc. 2015 Stock Incentive Plan, effective as of [●], 2018.

2. Paragraph II(g) of the Plan is hereby deleted and replaced in its entirety with the following:

“Committee” is defined in Paragraph IV(a).

3. Paragraph II(y) of the Plan is hereby deleted and replaced in its entirety with the following:

“Performance Measure” means a performance measure established by the Committee, in its sole discretion, which may differ among Awards granted to any one Participant or to different Participants.

4. Paragraph IV(a) of the Plan is hereby deleted and replaced in its entirety with the following:

Composition of Committee. The Plan shall be administered by a committee of two or more Directors appointed by the Board to administer the Plan (the “Committee”); provided that, in the absence of such an appointment, the Board shall serve as the Committee.

5. Paragraph V(a) of the Plan is hereby deleted and replaced in its entirety with the following:

A-1

Shares Subject to the Plan and Award Limits. Subject to adjustment in the same manner as provided in Paragraph XII with respect to shares of Common Stock subject to Options then outstanding, the aggregate maximum number of shares of Common Stock that may be issued under the Plan, and the aggregate maximum number of shares of Common Stock that may be issued under the Plan through Incentive Stock Options, shall not exceed 9,200,000 shares of Common Stock (subject to adjustment to reflect any reverse stock split that is approved by the stockholders of the Company), which is inclusive of shares of Common Stock issued as of or prior to the effective date of the Third Amendment pursuant to an Award under the Plan and/or the Prior Plan and shares of Common Stock that may be issuable after the effective date of the Third Amendment pursuant to an Award granted under the Plan or the Prior Plan, as applicable, prior to, on or after such effective date. Shares shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to an Award. To the extent that an Award lapses or the rights of its holder terminate, any shares of Common Stock subject to such Award shall again be available for the grant of an Award under the Plan. In addition, shares issued under the Plan and forfeited back to the Plan, shares surrendered in payment of the exercise price or purchase price of an Award, and shares withheld for payment of applicable employment taxes and/or withholding obligations associated with an Award shall again be available for the grant of an Award under the Plan. Notwithstanding any provision herein to the contrary, the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all Awards granted to any individual, non-employee Director during any single calendar year beginning on or after January 1, 2018 shall not exceed (x) $500,000, or $600,000 in the first year an individual becomes a non-employee Director, or (y) solely with respect to the chairman of the Board, $1,200,000; provided, however, the foregoing limitations shall be determined without regard to grants of Awards, if any, made to a non-employee Director during any period in which such individual was an employee or Consultant.”

6. The phrase “Subject to any limitations imposed under section 162(m) of the Code,” in the first sentence of Paragraph VIII(d) of the Plan is hereby deleted in its entirety and the first letter of the first word immediately following such phrase in the first sentence of Paragraph VIII(d) of the Plan is hereby capitalized.

7. The second sentence of Paragraph IX(b) of the Plan is hereby deleted in its entirety.

8. The amendment previously made to Paragraph XII(b) of the Plan pursuant to the Second Amendment to the Plan is hereby deleted in its entirety and Paragraph XII(b) of the Plan is hereby amended by adding the phrase “(including, without limitation, any reverse stock split)” immediately after the phrase “consolidation of shares of Common Stock” appearing therein.

FURTHER RESOLVED, that except as amended hereby, the Plan shall continue to read in the current state and is specifically ratified and reaffirmed.

[Remainder of Page Intentionally Left Blank.]

A-2

APPENDIX B

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Change Pursuant to NRS 78.209

USE BLACK INK ONLY **DO NOT HIGHLIGHT ABOVE SPACE IS FOR OFFICE USE ONLY**

Certificate of Change filed Pursuant to NRS 78.209
For Nevada Profit Corporations

1. Name of corporation:

Eco-Stim Energy Solutions, Inc.

2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:

Common Stock: 200,000,000, par value $0.001 per share
Preferred Stock: 50,000,000, par value $0.001 per share

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

Common Stock: 50,000,000, par value $0.001 per share
Preferred Stock: 50,000,000, par value $0.001 per share

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

Every four shares of Common Stock held by stockholders of the Company as of the Effective Date and Effective Time set forth below shall be exchanged for one share of Common Stock.

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

Cash shall be paid in lieu of the issuance of fractional shares. [%] of the stockholders shall be entitled to receive cash in lieu of a fractional share for the cancellation of all of their outstanding shares.

7. Effective date and time of filing: (optional) Date: __________ Time: __________
(must not be later than 90 days after the certificate is filed)

8. Signature: (required)

X
Signature of Officer Title

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Stock Split
Revised: 1-5-15

US 5647615v.2

B-1

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL" NOMINEES IN PROPOSAL1, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3, "FOR" PROPOSAL 4, "FOR" PROPOSAL 5, "FOR" PROPOSAL 6 and "FOR" PROPOSAL 7.

Please mark vote as indicated in this example **X**

1. To elect seven directors: ☐ FOR ALL ☐ AGAINST ALL ☐ FOR ALL EXCEPT
   - 01 ○ Brian R. Stewart
   - 02 ○ Jon Christopher Boswell
   - 03 ○ Bjarte Bruheim
   - 04 ○ Christopher A. Krummel
   - 05 ○ Todd R. Snyder
   - 06 ○ Timothy L. Reynolds
   - 07 ○ Andrew Teno

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

Date:______________________________, 2018

____
Signature

____
Signature

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership or limited liability company, please sign in partnership or limited liability company name (as applicable) by authorized person.

PLEASE SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

▲ TO VOTE BY MAIL, PLEASE DETACH HERE ▲

TO AUTHORIZE YOUR PROXY BY TELEPHONE OR INTERNET
QUICK ★ ★ ★ EASY ★ ★ ★ IMMEDIATE

Your telephone or internet proxy authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

AUTHORIZE YOUR PROXY BY PHONE: You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form.

OPTION A: You are encouraged to review each proposal and select a voting choice before you submit your proxy. Please press 0 in order to vote on each proposal separately.

OPTION B: If you prefer not to select a voting choice with respect to each proposal you may press 1 to submit a proxy. If you select this option, your shares will be voted in accordance with the recommendations made by the Board of Directors.

AUTHORIZE YOUR PROXY BY INTERNET: THE WEB ADDRESS IS **www.proxyvoting.com/eses.**

IF YOU AUTHORIZE YOUR PROXY BY PHONE OR INTERNET YOU NEED NOT MAIL THE PROXY CARD.

Call ★ ★ Toll Free ★ ★ On a Touch-Telephone
1-800-593-9838
There is NO CHARGE to you for this call

Internet and Telephone voting is available through 11:59 PM Eastern Time on June __, 2018.

CONTROL NUMBER
for Telephone/Internet Proxy Authorization